As filed with the Securities and Exchange Commission on October 30, 2006


                                                Securities Act File No. 33-20827
                                        Investment Company Act File No. 811-5518
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                |X|
                  Pre-Effective Amendment No.  ___                     |_|
                  Post-Effective Amendment No. 105                     |X|

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        |X|
                  Amendment No. 107                                    |X|
                              --------------------

                               THE RBB FUND, INC.

               (Exact Name of Registrant as Specified in Charter)
                         Bellevue Park Corporate Center
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (302) 791-1112
                                                 --------------

                                   Copies to:
                                              MICHAEL P. MALLOY, ESQUIRE
              JAMES SHAW                      Drinker Biddle & Reath LLP
               PFPC Inc.                          One Logan Square
          103 Bellevue Parkway                 18th & Cherry Streets
          Wilmington, DE 19809               Philadelphia, PA 19103-6996
          --------------------------------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)
     |_| immediately upon filing pursuant to paragraph (b)
     |_| on ________________ pursuant to paragraph (b)
     |X| 60 days after filing pursuant to paragraph (a)(1)
     |_| on ________________ pursuant to paragraph (a)(1)
     |_| 75 days after filing pursuant to paragraph (a)(2)
     |_| on ______ pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered  ______________  Shares of Common Stock

                            THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

      This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

      Please note that the Money Market Portfolio:

      o     is not a bank deposit;

      o     is not federally insured;

      o is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

      o is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

      o     is not guaranteed to achieve its goal(s); and

      o may not be able to maintain a stable $1 share price and you may lose money.


--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December __, 2006

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================================================================

A LOOK AT THE GOALS, STRATEGIES, RISKS, EXPENSES AND FINANCIAL HISTORY OF THE PORTFOLIO.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE PORTFOLIO.

DETAILS ON DISTRIBUTION PLAN.

================================================================================

INTRODUCTION TO THE RISK/RETURN SUMMARY ...........................            5

MONEY MARKET PORTFOLIO ............................................            6

PORTFOLIO MANAGEMENT
   Investment Adviser .............................................           11
   Disclosure of Portfolio Holdings ...............................           11
   Other Service Providers ........................................           12

SHAREHOLDER INFORMATION
   Pricing Shares .................................................           13
   Market Timing ..................................................           13
   Purchase of Shares .............................................           13
   Redemption of Shares ...........................................           15
   Dividends and Distributions ....................................           18
   Taxes ..........................................................           18

DISTRIBUTION ARRANGEMENTS .........................................           19

FOR MORE INFORMATION ..............................................   Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

      The class of common stock (the "Bedford Class") of the Company offered by this prospectus represents interests in the Bedford Class of the Portfolio.

      This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Bedford Class ("Bedford Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.


NET ASSET VALUE ("NAV"): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.


REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

================================================================================

INVESTMENT GOAL

      The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

      To achieve this goal, we invest in a diversified  investment  portfolio of
short  term,  high  quality,   U.S.-dollar-denominated   instruments,  including
government, bank, commercial and other obligations.

      Specifically, we may invest in:

      o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

      o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's Investor's Service, Inc., or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

      o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

      o Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

      o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

      o     Dollar-denominated   securities  issued  or  guaranteed  by  foreign
            governments   or   their   political   subdivisions,   agencies   or
            authorities.

      o Securities issued or guaranteed by state or local governmental bodies.

      o     Repurchase  agreements  relating  to  the  above  instruments.

      The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in banking obligations.

      QUALITY

      Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

      MATURITY

      The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

KEY RISKS

      o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

      o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

      o The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

      o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

      o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

      o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

      o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. governmental agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

      o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

      o The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

      o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

      ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

      RISK / RETURN INFORMATION

      The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


   4.65%  4.88%   4.75%   4.38%   5.64%   3.42%   1.20%  0.29%  0.49%
------------------------------------------------------------------------------
   1996   1997    1998    1999    2000    2001    2002   2003   2004    2005


Best and Worst Quarterly Performance (for the periods reflected in the chart above):


Best Quarter:     ______%     (quarter ended ____________________)
Worst Quarter:    ______%     (quarter ended ____________________)

Year-to-date total return for the nine months ended September 30, 2006:  ______%

AVERAGE ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31, 2005

                                   1 YEAR   5 YEARS   10 YEARS
                                   ------   -------   --------
MONEY MARKET PORTFOLIO              _____%    ____%      ____%

      CURRENT YIELD: The seven-day yield for the period ended December 31, 2005 for the Portfolio was ____%. Past performance is not an indication of future results. Yields will vary. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.


EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

      The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

================================================================================

                              IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser and administrator for portfolio management services.

OTHER  EXPENSES:  Include  transfer  agency,  custody,   professional  fees  and
registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for distribution of the Portfolio's Bedford Shares.

================================================================================

      ANNUAL FUND OPERATING EXPENSES*
      (Expenses that are deducted from Portfolio assets)
      Management Fees(1) ...............................   0.45%
      Distribution and Service (12b-1) Fees(2) .........   0.65%
      Other Expenses(3) ................................   0.13%
                                                           -----
      Total Annual Fund Operating Expenses(1) ..........   1.23%
                                                           =====

      * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.


      1. Management fees include investment advisory and administration fees. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2006. The Adviser expects that it will continue to voluntarily waive a portion of these fees and/or reimburse expenses through the fiscal year ending August 31, 2007. The Portfolio's service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during these fiscal years. After these fee waivers and/or reimbursements, the Portfolio's Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and ordinary Total Annual Fund Operating Expenses are not expected to exceed:

               Management Fees                                      0.16%

               Distribution and Service (12b-1) Fees                0.60%

               Other Expenses                                       0.15%
                                                                    -----

               Total Annual Fund Operating Expenses                 0.91%

          Although  the Adviser  expects the waivers  and/or  reimbursements  to
          continue   through   August  31,  2007,   these  fee  waivers   and/or
          reimbursements are voluntary and may be terminated at any time.

      2. Distribution and Service (12b-1) Fees reflect fees incurred by the Portfolio during the fiscal year ended August 31, 2006. The Portfolio may pay the Distributor up to a maximum of 0.65% of the average daily net assets of the Bedford Class under the Portfolio's distribution plan during the current fiscal year. The Distributor may voluntarily waive these fees at its discretion. The Distributor voluntarily waived [0.05%] of its Distribution and Service Fee during the fiscal year ended August 31, 2006. These voluntary fee waivers may be terminated at any time.


      3. A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

      EXAMPLE:

      The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ------   -------   -------   --------
BEDFORD SHARES        $125      $390      $676     $1,489

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 through August 31, 2006 has been derived from the Portfolio's financial statements audited by _______________________, the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2002 and August 31, 2003 was audited by the Portfolio's former independent registered public accounting firm.


FINANCIAL HIGHLIGHTS (1)

      (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)

MONEY MARKET PORTFOLIO


                                                  FOR THE          FOR THE           FOR THE          FOR THE          FOR THE
                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              AUGUST 31, 2006  AUGUST 31, 2005   AUGUST 31, 2004  AUGUST 31, 2003  AUGUST 31, 2002
                                              ---------------  ---------------   ---------------  ---------------  ---------------
Net asset value, beginning of year .........                   $          1.00  $          1.00   $          1.00  $          1.00
                                                               ---------------  ---------------   ---------------  ---------------
Income from investment operations:
   Net investment income ...................                            0.0162           0.0025            0.0046           0.0157
   Net gain on securities ..................                                --               --            0.0005               --
                                                               ---------------  ---------------   ---------------  ---------------
      Total from investment
         operations ........................                            0.0162           0.0025            0.0051           0.0157
                                                               ---------------  ---------------   ---------------  ---------------
Less distributions
   Dividends (from net investment income) ..                           (0.0162)         (0.0025)          (0.0046)         (0.0157)
   Distributions (from capital gains) ......                                --               --           (0.0005)              --
                                                               ---------------  ---------------   ---------------  ---------------
   Total distributions .....................                           (0.0162)         (0.0025)           0.0051          (0.0157)
                                                               ---------------  ---------------   ---------------  ---------------
Net asset value, end of year ...............                   $          1.00  $          1.00   $          1.00  $          1.00
                                                               ===============  ===============   ===============  ===============
Total Return ...............................                             1.63%            0.25%             0.53%            1.59%
Ratios/Supplemental Data
   Net assets, end of year (000) ...........                   $       109,495  $        72,001   $        80,406  $        52,878
   Ratios of expenses to average
      net assets (2) .......................                             0.97%            0.94%             0.98%            1.00%
   Ratios of net investment income to
      average net assets ...................                             1.68%            0.24%             0.46%            1.75%


(1) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.


(2) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been ____%, 1.23%, 1.34%, 1.30% and 1.25% for the years ended August 31, 2006, 2005,
      2004, 2003 and 2002, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


BIMC is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"). On September 29, 2006, Merrill Lynch & Co., Inc. ("Merrill Lynch") contributed its investment management business, Merrill Lynch Investment Managers, to BlackRock (the "Transaction"). As a result of the Transaction, Merrill Lynch has a 49.80% economic interest and a 45% voting interest in BlackRock and The PNC Financial Services Group, Inc., which held a majority interest in BlackRock prior to the Transaction, has approximately a 34% economic and voting interest. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

Under the Investment Company Act of 1940, the Transaction may be considered an assignment of the Fund's prior Investment Advisory and Administration Agreement with BIMC ("Prior Advisory Agreement"), resulting in the Prior Advisory Agreement's automatic termination. On September 29, 2006, the Company entered into an Interim Investment Advisory and Administration Agreement with BIMC with respect to the Fund (the "Interim Advisory Agreement"). The Interim Advisory Agreement will remain in effect for up to 150 days while the Fund seeks shareholder approval of a new Investment Advisory and Administration Agreement with BIMC (the "New Advisory Agreement"). As required by the 1940 Act, BIMC's fees under the Interim Advisory Agreement will be placed in an escrow account with the Fund's custodian. If the Fund's shareholders approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, such approval will be viewed as implicit approval of the Interim Advisory Agreement by shareholders and BIMC will receive any fees paid in to the escrow account, including interest earned. If shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then BIMC will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned. The Interim Advisory Agreement and the New Advisory Agreement were approved by the Board of Directors of the Company, including a majority of those Directors who are not "interested persons" of the Company or BIMC, at a meeting held on May 25, 2006.

      For the fiscal year ended August 31, 2006, BIMC received an advisory fee of __% of the Portfolio's average net assets.

      A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2006.


DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

      The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

                                                   ========================================
                                                                 SHAREHOLDERS
                                                   ========================================
                                        _______________________________|____________________________
                                       |                                                            |
Distribution       =========================================                 =========================================
and
Shareholder                  PRINCIPAL DISTRIBUTOR                                       TRANSFER AGENT AND
Services                                                                                  DISBURSING AGENT
                             PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD                                              PFPC INC.
                            KING OF PRUSSIA, PA 19406                                  301 BELLEVUE PARKWAY*
                                                                                        WILMINGTON, DE 19809
                      Distributes shares of the Portfolio.
                                                                                   Handles shareholder services,
                   =========================================                        including recordkeeping and
Asset              =========================================                   statements, distribution of dividends
Management                                                                         and processing of buy and sell
                               INVESTMENT ADVISER                                            requests.

                             BLACKROCK INSTITUTIONAL                                *DO NOT USE THIS ADDRESS FOR
                             MANAGEMENT CORPORATION                              PURCHASES AND REDEMPTIONS. PLEASE
                              100 BELLEVUE PARKWAY                                SEE "PURCHASE OF FUND SHARES" AND
                              WILMINGTON, DE 19809                               "REDEMPTION OF FUNDS" SECTIONS FOR
                                                                                       FURTHER INSTRUCTIONS.
                        Manages the Portfolio's business                     =========================================
                           and investment activities.                        =========================================
                                                                                             CUSTODIAN
                   =========================================
Portfolio          =========================================                             PFPC TRUST COMPANY
Operations                                                                             8800 TINICUM BOULEVARD
                           ADMINISTRATOR AND PORTFOLIO                                       SUITE 200
                                ACCOUNTING AGENT                                       PHILADELPHIA, PA 19153

                                    PFPC INC.                                  Holds the Portfolio's assets, settles
                              301 BELLEVUE PARKWAY                             all portfolio trades and collects most
                              WILMINGTON, DE 19809                               of the valuation data required for
                                                                                  calculating the Portfolio's NAV.
                       Provides facilities, equipment and                    =========================================
                      personnel to carry out administrative
                      services related to the Portfolio and
                         calculates the Portfolio's NAV,
                       dividends and distributions.

                   =========================================
                                                                       |
                                                   ========================================
                                                              BOARD OF DIRECTORS
                                                    Supervises the Portfolio's activities.
                                                   ========================================

SHAREHOLDER INFORMATION

PRICING SHARES


      PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. The only day on which the NYSE is closed and the FRB is open is Good Friday. NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.


      During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

      On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.

      The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

      GENERAL. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

      Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the NYSE and the FRB are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that Business Day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a Business Day will be processed as of the deadline on the following Business Day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

      A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

      If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

      DIRECT PURCHASES. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund - Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

      Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:


            A.    Telephone the Company's  transfer  agent,  PFPC,  toll-free at
                  (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)


            B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank N.A.

                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM: (shareholder or account name)
                  ACCOUNT NUMBER: (assigned account number)
                  FOR PURCHASE OF: The RBB Fund - Money Market Portfolio (Bedford Class)
                  AMOUNT: (amount to be invested)

            C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

      For subsequent investments, you should follow steps A and B above.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

      RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

REDEMPTION OF SHARES

      GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

      REDEMPTION OF SHARES IN AN ACCOUNT. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

      Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

      Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.


      REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Bedford Class) c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.


      If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records;
(3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

      Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

      REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

      When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

      ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

      The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

      If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

      The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

      The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.


TAXES


      Distributions   from  the   Portfolio   will   generally   be  taxable  to
shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

      The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate for 2006 is 28%.

      The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

      The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

      Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

      The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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================================================================================

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
___________________________
Philadelphia, Pennsylvania


================================================================================



================================================================================

PROSPECTUS
THE BEDFORD SHARES

MONEY MARKET PORTFOLIO


DECEMBER __, 2006


================================================================================

                            THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-888-9723


FOR MORE INFORMATION:

      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These  reports  contain  additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.

STATEMENT OF ADDITIONAL INFORMATION


      An SAI, dated December __, 2006, has been filed with the SEC. The SAI, which includes additional information about the Bedford Shares, along with the Bedford Shares annual and semi-annual reports, are not available on the Adviser's website but may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).


SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES


      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.


PURCHASES AND REDEMPTIONS


      Call your broker or (800) 888-9723.


WRITTEN CORRESPONDENCE

Street Address:         Bedford Shares
                        c/o PFPC Inc.
                        101 Sabin Street
                        Pawtucket, RI 02860-1427

SECURITIES AND EXCHANGE COMMISSION (SEC)


      You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at
WWW.SEC.GOV. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NO. 811-05518

                           SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

      This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

      Please note that the Money Market Portfolio:

      o     is not a bank deposit;

      o     is not federally insured;

      o is not an obligation of, or guaranteed or endorsed by PNC Bank, N.A., PFPC Trust Company or any other bank;

      o is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

      o     is not guaranteed to achieve its goals; and

      o may not be able to maintain a stable $1 share price and you may lose money.


--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December __, 2006

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================================================================

A LOOK AT THE GOALS, STRATEGIES, RISKS, EXPENSES AND FINANCIAL HISTORY OF THE PORTFOLIO.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE PORTFOLIO.

DETAILS ON THE DISTRIBUTION PLAN.

================================================================================

INTRODUCTION TO THE RISK/RETURN SUMMARY ...........................            5

MONEY MARKET PORTFOLIO ............................................            6

PORTFOLIO MANAGEMENT
  Investment Adviser ..............................................           11
  Disclosure of Portfolio Holdings ................................           11
  Other Service Providers .........................................           12

SHAREHOLDER INFORMATION
  Pricing Shares ..................................................           13
  Market Timing ...................................................           13
  Purchase of Shares ..............................................           13
  Redemption of Shares ............................................           14
  Dividends and Distributions .....................................           17
  Taxes ...........................................................           17

DISTRIBUTION ARRANGEMENTS .........................................           17

FOR MORE INFORMATION ..............................................   Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Sansom Street shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

      The class of common stock (the "Sansom Street Class") of the Company offered by this prospectus represents interests in the Sansom Street Class of the Portfolio.

      This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Sansom Street Class ("Sansom Street Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.


NET ASSET VALUE ("NAV"): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.


REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

================================================================================

INVESTMENT GOAL

      The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

      To achieve this goal, we invest in a diversified  investment  portfolio of
short  term,  high  quality,  U.S.  dollar-denominated  instruments,   including
government, bank, commercial and other obligations.

      Specifically, we may invest in:

      o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

      o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

      o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

      o Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

      o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

      o     Dollar-denominated   securities  issued  or  guaranteed  by  foreign
            governments   or   their   political   subdivisions,   agencies   or
            authorities.

      o Securities issued or guaranteed by state or local governmental bodies.

      o     Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in banking obligations.

      QUALITY

      Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

      MATURITY

      The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

      KEY RISKS

      o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

      o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

      o The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

      o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

      o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

      o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

      o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

      o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

      o The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

      o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

      ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

      RISK/RETURN INFORMATION

      The chart and table below illustrate the variability of the Portfolio's long-term performance for Sansom Street Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


     5.03%  5.39%  5.23%  4.88%  6.16%  3.94%  1.72%  1.05%  1.25%
   -------------------------------------------------------------------------
     1996   1997   1998   1999   2000   2001   2002   2003   2004     2005

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

  Best Quarter: ________% (quarter ended _______________________)

  Worst Quarter: _______% (quarter ended ________________)

  Year-to-date total return for the nine months ended September 30, 2006: _____%

AVERAGE ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31, 2005

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
MONEY MARKET PORTFOLIO        ____%    _____%    ______%

      CURRENT YIELD: The seven-day yield for the period ended December 31, 2005 for the Portfolio was ____%. Past performance is not an indication of future results. Yields will vary. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

      EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

      The table below describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.


================================================================================

                              IMPORTANT DEFINITIONS


MANAGEMENT FEES: Fees paid to the investment adviser and administrator for portfolio management services.

OTHER  EXPENSES:  Include  transfer  agency,  custody,   professional  fees  and
registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for distribution of the Portfolio's Sansom Street Shares.


================================================================================

      ANNUAL FUND OPERATING EXPENSES*
      (Expenses that are deducted from Portfolio assets)
      Management Fees(1) ...............................   0.45%
      Distribution and Service (12b-1) Fees(2) .........   0.05%
      Other Expenses(3) ................................   0.17%

      Total Annual Fund Operating Expenses(1) ..........   0.67%

      * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.


      1. Management fees include investment advisory and administration fees. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2006. The Adviser expects that it will continue to voluntarily waive a portion of these fees and/or reimburse expenses through the fiscal year ending August 31, 2007. The Portfolio's service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during these fiscal years. After these fee waivers and/or reimbursements, the Portfolio's Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and ordinary Total Annual Fund Operating Expenses are not expected to exceed:

               Management Fees                                      0.16%

               Distribution and Service (12b-1) Fees                0.05%

               Other Expenses                                       0.14%
                                                                    -----

               Total Annual Fund Operating Expenses                 0.35%

          Although  the Adviser  expects the waivers  and/or  reimbursements  to
          continue   through   August  31,  2007,   these  fee  waivers   and/or
          reimbursements are voluntary and may be terminated at any time.

      2. Distribution and Service (12b-1) Fees reflect fees incurred by the Portfolio during the fiscal year ended August 31, 2006. The Portfolio may pay the Distributor up to a maximum of [0.05%] of the average daily net assets of the Sansom Street Class under the Portfolio's distribution plan during the current fiscal year. The Distributor may voluntarily waive these fees at its discretion.


      3 A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

      EXAMPLE

      The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                               ------   -------   -------   --------
      SANSOM STREET             $ 64     $ 202     $ 351      $786

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


      The table below sets forth certain financial information for the periods indicated, including per share information results for a single share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 through August 31, 2006 has been derived from the Portfolio's financial statements audited by _________________ the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2002 and August 31, 2003 was audited by the Portfolio's former independent registered public accounting firm.


FINANCIAL HIGHLIGHTS (1)
      (FOR A SANSOM STREET SHARE OUTSTANDING THROUGHOUT EACH YEAR)

 MONEY MARKET PORTFOLIO


                                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               AUGUST 31, 2006  AUGUST 31, 2005  AUGUST 31, 2004  AUGUST 31, 2003  AUGUST 31, 2002
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year .........                    $          1.00  $          1.00  $          1.00  $          1.00
                                                                ---------------  ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income ...................                             0.0239           0.0100           0.0114           0.0209
   Net gains on securities .................                                 --               --           0.0005               --
                                                                ---------------  ---------------  ---------------  ---------------
      Total net income from investment
         operations ........................                             0.0239           0.0100           0.0119           0.0209
                                                                ---------------  ---------------  ---------------  ---------------
Less distributions
   Dividends (from net investment income) ..                            (0.0239)         (0.0100)         (0.0114)         (0.0209
   Distributions (from capital gains) ......                                 --               --          (0.0005)              --
                                                                ---------------  ---------------  ---------------  ---------------
      Total distributions ..................                            (0.0239)         (0.0100)         (0.0119)         (0.0209
                                                                ---------------  ---------------  ---------------  ---------------
Net asset value, end of year ...............                    $          1.00  $          1.00  $          1.00  $          1.00
                                                                ===============  ===============  ===============  ===============
Total Return ...............................                              2.41%            1.00%            1.21%            2.11%
Ratios/Supplemental Data
   Net assets, end of year (000) ...........                    $        87,304  $       141,372  $       198,373  $       244,212
   Ratios of expenses to average net
      assets (2) ...........................                              0.20%             .20%             .30%             .49%
   Ratios of net investment income to
      average net assets ...................                              2.39%             .98%            1.14%            2.10%

(1) Financial Highlights relate solely to the Sansom Street Class of shares of the Portfolio.

(2) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been [____%], .67%, .59%, .57% and .64% for the years ended August 31, 2006, 2005, 2004, 2003 and 2002, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


      BIMC is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"). On September 29, 2006, Merrill Lynch & Co., Inc. ("Merrill Lynch") contributed its investment management business, Merrill Lynch Investment Managers, to BlackRock (the "Transaction"). As a result of the Transaction, Merrill Lynch has a 49.80% economic interest and a 45% voting interest in BlackRock and The PNC Financial Services Group, Inc., which held a majority interest in BlackRock prior to the Transaction, has approximately a 34% economic and voting interest. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

      Under the Investment Company Act of 1940, the Transaction may be considered an assignment of the Fund's prior Investment Advisory and
Administration Agreement with BIMC ("Prior Advisory Agreement"), resulting in the Prior Advisory Agreement's automatic termination. On September 29, 2006, the Company entered into an Interim Investment Advisory and Administration Agreement with BIMC with respect to the Fund (the "Interim Advisory Agreement"). The Interim Advisory Agreement will remain in effect for up to 150 days while the Fund seeks shareholder approval of a new Investment Advisory and Administration Agreement with BIMC (the "New Advisory Agreement"). As required by the 1940 Act, BIMC's fees under the Interim Advisory Agreement will be placed in an escrow account with the Fund's custodian. If the Fund's shareholders approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, such approval will be viewed as implicit approval of the Interim Advisory Agreement by shareholders and BIMC will receive any fees paid in to the escrow account, including interest earned. If shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then BIMC will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned. The Interim Advisory Agreement and the New Advisory Agreement were approved by the Board of Directors of the Company, including a majority of those Directors who are not "interested persons" of the Company or BIMC, at a meeting held on May 25, 2006.

      For the fiscal year ended August 31, 2006, BIMC received an advisory fee of ____% of the Portfolio's average net assets.

      A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2006.


DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

      The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

                                              ======================================
                                                           SHAREHOLDERS
                                              ======================================
                                      __________________________|_________________________
                                      |                                                   |
Distribution      =========================================            =========================================
and
Shareholder                  PRINCIPAL DISTRIBUTOR                             TRANSFER AGENT AND DIVIDEND
Services                                                                             DISPURSING AGENT
                            PFPC DISTRIBUTORS, INC.
                                760 MOORE ROAD                                          PFPC INC.
                           KING OF PRUSSIA, PA 19406                              301 BELLEVUE PARKWAY*
                                                                                   WILMINGTON, DE 19809
                     Distributes shares of the Portfolio.
                                                                         Handles shareholder services, including
                  =========================================                         recordkeeping and
Asset             =========================================               statements, distribution of dividends
Management                                                               and processing of buy and sell requests.
                               INVESTMENT ADVISER
                                                                               *DO NOT USE THIS ADDRESS FOR
                             BLACKROCK INSTITUTIONAL                         PURCHASES AND REDEMPTIONS. PLEASE
                             MANAGEMENT CORPORATION                         SEE "PURCHASES OF FUND SHARES" AND
                              100 BELLEVUE PARKWAY                             "REDEMPTION OF FUND SHARES"
                              WILMINGTON, DE 19809                          SECTIONS FOR FURTHER INSTRUCTIONS.

                             Manages the Portfolio's                   =========================================
                             investment activities.                    =========================================

                  =========================================                             CUSTODIAN
Portfolio         =========================================
Operations                                                                          PFPC TRUST COMPANY
                           ADMINISTRATOR AND PORTFOLIO                            8800 TINICUM BOULEVARD
                                ACCOUNTING AGENT                                        SUITE 200
                                                                                  PHILADELPHIA, PA 19153
                                    PFPC INC.
                              301 BELLEVUE PARKWAY                         Holds the Portfolio's assets, settles
                              WILMINGTON, DE 19809                        all portfolio trades and collects most
                                                                            of the valuation data required for
                       Provides facilities, equipment and                    calculating the Portfolio's NAV.
                      personnel to carry out administrative
                      services related to the Portfolio and            =========================================
                    calculates the Portfolio's NAV, dividends
                               and distributions.

                  =========================================
                                                                 |
                                              ======================================
                                                        BOARD OF DIRECTORS
                                              Supervises the Portfolio's activities.
                                              ======================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES


      PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. The only day on which the NYSE is closed and the FRB is open is Good Friday. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.


      During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

      On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.

      The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

      GENERAL. Shares may be purchased through PNC Bank, N.A. or its affiliates ("PNC") acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC and who have authorized PNC to invest in the Sansom Street Class on a customer's behalf. Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Company's Distributor (a "Dealer"). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

      Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      PURCHASES THROUGH AN ACCOUNT WITH PNC OR A DEALER. Shares may be purchased through your accounts at PNC or a Dealer through procedures and requirements established by PNC or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC or a Dealer.

      PNC may also impose minimum customer account requirements. Although PNC does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from PNC.

      DIRECT PURCHASES THROUGH A DEALER. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to The RBB Fund
- Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the address above.

      Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

      RETIREMENT PLANS. Sansom Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

REDEMPTION OF SHARES

      GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. It is the responsibility of PNC and Dealers to transmit promptly to PFPC your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

      REDEMPTION OF SHARES IN AN ACCOUNT AT PNC. If you beneficially own Shares through an account at PNC, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at PNC, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although PNC may charge your account for redemption services.

      REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-PNC CUSTOMERS. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by PFPC from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective immediately before 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

      A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

      Each  Dealer   reserves  the  right  to  waive  or  modify   criteria  for
participation in an account or to terminate participation in an account for any reason.


      REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.


      If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

      Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

      REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts
("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and forward them to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

      When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

      ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

      The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days' notice, if that account falls below $500 as a result of redemptions, not market movement, and during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

      If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

      The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

      The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.


TAXES


      Distributions   from  the   Portfolio   will   generally   be  taxable  to
shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

      The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate for 2006 is 28%.

      The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      Sansom Street Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.


      The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to 0.20% on an annualized basis of the average daily net assets of the Sansom Street Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of [0.05%] of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.


      Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Sansom Street Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Sansom Street Shares. The

Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Sansom Street Class as well as for related direct mail, advertising and promotional expenses.

      The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
___________________________
Philadelphia, Pennsylvania


                                   THE SANSOM
                                  STREET SHARES
                                     OF THE
                                  MONEY MARKET
                                    PORTFOLIO


                                                                  Prospectus
                                                               December __, 2006

                         THE SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-430-9618

FOR MORE INFORMATION:

      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Sansom Street Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These  reports  contain  additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.

STATEMENT OF ADDITIONAL INFORMATION


      An SAI, dated December __, 2006, has been filed with the SEC. The SAI, which includes additional information about the Sansom Street Money Market Portfolio, along with the Sansom Street Money Market Portfolio's annual and semi-annual reports, are not available on the adviser's website but may be obtained free of charge, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).


SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

WRITTEN CORRESPONDENCE

                      Sansom Street Money Market Portfolio
                      c/o PFPC Inc.
                      101 Sabin Street
                      Pawtucket, RI 02860-1427

SECURITIES AND EXCHANGE COMMISSION

      You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at
WWW.SEC.GOV. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                  BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                                December __, 2006

         This Statement of Additional Information ("SAI") provides information about the Company's Bedford Class of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information that is contained in the Bedford Family Money Market Portfolio Prospectus dated December __, 2006 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 2006. The financial statements and notes contained in the Annual Report _____________this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 447-1139. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................3


INVESTMENT INSTRUMENTS AND POLICIES............................................3

   ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.............................3

INVESTMENT LIMITATIONS........................................................13

   FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES............................13
   NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES........................15

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................16


MANAGEMENT OF THE COMPANY.....................................................17


   THE BOARD AND STANDING COMMITTEES..........................................21
   DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY................................21
   DIRECTORS' AND OFFICERS' COMPENSATION......................................22

CODE OF ETHICS................................................................24


PROXY VOTING..................................................................24


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................25


INVESTMENT ADVISORY AND OTHER SERVICES........................................25

   ADVISORY AND SUB-ADVISORY AGREEMENTS.......................................25
   ADMINISTRATION AGREEMENT...................................................28
   CUSTODIAN AND TRANSFER AGENCY AGREEMENTS...................................29
   DISTRIBUTION AND SERVICING AGREEMENT.......................................30

PORTFOLIO TRANSACTIONS........................................................31


ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................32


PURCHASE AND REDEMPTION INFORMATION...........................................35


VALUATION OF SHARES...........................................................36


TAXES.........................................................................38


SHAREHOLDER APPROVALS.........................................................38


MISCELLANEOUS.................................................................38

   COUNSEL....................................................................38
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................38

FINANCIAL STATEMENTS..........................................................39



APPENDIX A...................................................................A-1


APPENDIX B...................................................................B-1

                               GENERAL INFORMATION



         The Company is an open-end management investment company currently operating seventeen separate investment portfolios. The Company is registered under the Investment Company Act of 1940 (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Bedford Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus. BlackRock Institutional Management Corporation ("BIMC" or the "Adviser") serves as the investment adviser to the Portfolio.


                      INVESTMENT INSTRUMENTS AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Money Market Portfolio (the "Portfolio"). The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Portfolio's Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio's investment policies and limitations.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS


         ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

         Asset-backed   securities   are   generally   issued  as   pass-through
certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         BANK OBLIGATIONS. The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

         COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("NRSRO") or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix A to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

         Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

         ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("NRSROs") in the two highest short-term rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's(R) Ratings Services ("S&P(R)"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc.

("Moody's"), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities;
(3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

         GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GICs are considered illiquid securities and will be subject to the Portfolio's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

         ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market
conditions  could  impede  such  a  public  offering  of  securities.   Illiquid
securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

         The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

         The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

         MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

         The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

         Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

         The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

         STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

         The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

         The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining ("NAV"). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

         The Portfolio's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

         VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

         Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


                             INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

         A fundamental limitation or policy of the Portfolio may not be changed with respect to the Portfolio without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Portfolio.

         The Company's Board of Directors can change the investment objective of the Portfolio without Shareholder approval. Shareholders will be given notice before any such change is made.

                  The Portfolio may not:

         1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

         2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer
                  thereof  in  accordance   with  the

                  Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

         4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

         5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         6.       purchase or sell commodities or commodity contracts;

         7. invest in oil, gas or mineral exploration or development programs;

         8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

         9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

         10. make investments for the purpose of exercising control or management;

         11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

         12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

         13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

         14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.


         15. Issue any class of senior security or to sell any senior security of which it is the issuer, as defined in Section 18(f) of the Investment Company Act of 1940, except to the extent permitted by the 1940 Act.


         * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES


         A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

         So long as it values its portfolio securities on the basis of the amortized cost method of evaluation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

         1. The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

                  (i) if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities;
                  (ii)  if rated by only one  NRSRO,  are rated by such NRSRO in its highest rating category for such  securities;
                  (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above; or
                  (iv) are Unrated Securities that are determined to be of comparable quality to such securities,

         2. Second Tier Securities (which are eligible securities other than First Tier Securities) to 5% of its total assets; and

         3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

         In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the Guarantees or Demand Features the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio's securities holdings. The policies relating to the disclosure of the Portfolio's securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio's holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

         The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio's holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.


         The Company may distribute or authorize the distribution of information about the portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; ________________, the Portfolio's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and GCom(2)Solutions and R.R. Donnelly, the financial printers. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.


         The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Portfolio), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Portfolio. A designated officer of the Adviser must authorize the disclosure of the Portfolio's holdings to each reporting agency.

         Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly board meeting.
                            MANAGEMENT OF THE COMPANY


         The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND         OTHER
                               POSITION(S) TERM OF OFFICE                                          COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S)     OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS        DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky              Director    1988 to             Since 1969, Director and Vice           17      Director, Comcast
Comcast Corporation                        present             Chairman, Comcast Corporation                   Corporation
1500 Market Street,                                            (cable television and
35th Floor                                                     communications); Director, NDS
Philadelphia, PA 19102                                         Group PLC (provider of systems
DOB:  7/16/33                                                  and applications for digital pay
                                                               TV).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano           Director    Since 2006          Consultant, financial services          17      Kalmar Pooled
103 Bellevue Parkway                                           organizations from 1997 to present              Investment Trust; WT
Wilmington, DE 19809                                                                                           Mutual Fund;
DOB: 03/7/43                                                                                                   Independence Blue
                                                                                                               Cross; IntriCon
                                                                                                               Corporation
                                                                                                               (industrial furnaces
                                                                                                               and ovens)
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND         OTHER
                               POSITION(S) TERM OF OFFICE                                          COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S)     OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS        DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay               Director    1988 to             Since 2000, Vice President, Fox         17      None
Fox Chase Cancer Center                    present             Chase Cancer Center (biomedical
333 Cottman Avenue                                             research and medical care).
Philadelphia, PA 19111
DOB:  12/6/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman             Director    1991 to             Director, Gabelli Group Capital         17      None
106 Pierrepont Street                      present             Partners, L.P. (an investment
Brooklyn, NY  11201            Chairman    2005 to             partnership) from 2000 to 2006.
DOB: 5/21/48                               Present
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent                Director    Since 2006          Dean and Professor of Law,              17      Director, WT
Villanova University School                                    Villanova University School of                  Mutual Fund
of Law                                                         Law since July 1997.
299 North Spring Mill Road
Villanova, PA 19085
DOB: 4/28/51
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg            Director    1991 to             Since 1974, Chairman, Director          17      Director, Moyco
Moyco Technologies, Inc.                   present             and President, Moyco                            Technologies, Inc.
200 Commerce Drive                                             Technologies, Inc. (manufacturer
Montgomeryville, PA  18936                                     of precision coated and
DOB: 3/24/34                                                   industrial abrasives). Since
                                                               1999, Director, Pennsylvania
                                                               Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere            Director    Since 2006          Member, New York State Assembly         17      Director,
300 East 57th Street                                           (1981-2004); Founding Partner,                  Reich and Tang
New York, NY 10022                                             Straniere Law Firm (1980 to                     Group;
DOB: 3/28/41                                                   date); Partner, Gotham                          Director, The
                                                               Strategies (consulting firm)                    Sparx Japan
                                                               (2005 to date); Partner, The                    Fund
                                                               Gotham Global Group (consulting
                                                               firm) (2005 to date); President,
                                                               The New York City Hot Dog
                                                               Company (2005 to date);
                                                               Director; Weiss, Peck & Greer
                                                               Fund Group (1992 to 2005); and
                                                               Partner, Kantor-Davidoff (law
                                                               firm) (2006 to date).
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky               Director    1991 to             Since July 2002, Senior Vice            17      Director,
Oppenheimer & Company, Inc.                present             President and prior thereto,                    Kensington
200 Park Avenue                                                Executive Vice President of                     Funds
New York, NY 10166                                             Oppenheimer & Co., Inc.,
DOB: 4/16/38                                                   formerly Fahnestock & Co., Inc.
                                                               (a registered broker-dealer).
                                                               Since November 2004, Director of
                                                               Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall             Director    2002 to             Director of PFPC Inc. from              17      Director,
103 Bellevue Parkway                       present             January 1987 to April 2002,                     Cornerstone
Wilmington, DE 19809                                           Chairman and Chief Executive                    Bank
DOB: 9/25/38                                                   Officer of PFPC Inc. until April
                                                               2002, Executive Vice President
                                                               of PNC Bank, National
                                                               Association from October 1981 to
                                                               April 2002, Director of PFPC
                                                               International Ltd. (financial
                                                               services) from August 1993 to
                                                               April 2002, Director of PFPC
                                                               International (Cayman) Ltd.
                                                               (financial services) from
                                                               September 1996 to April 2002;
                                                               Governor of the Investment
                                                               Company Institute (investment
                                                               company industry trade
                                                               organization) from July 1996 to
                                                               January 2002; Director of Haydon
                                                               Bolts, Inc. (bolt manufacturer)
                                                               and Parkway Real Estate Company
                                                               (subsidiary of Haydon Bolts,
                                                               Inc.) since 1984; and Director
                                                               of Cornerstone Bank since March
                                                               2004.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President      1991 to          Certified Public Accountant; Vice       N/A          N/A
103 Bellevue Parkway              and      present and         Chairman of the Board, Fox Chase
Wilmington, DE  19809          Treasurer      1988 to          Cancer Center; Trustee Emeritus,
DOB: 6/29/24                                  present          Pennsylvania School for the Deaf;
                                                               Trustee Emeritus, Immaculata
                                                               University; Managing General
                                                               Partner, President since 2002,
                                                               Treasurer since 1981 and Chief
                                                               Compliance Officer since
                                                               September 2004 of Chestnut Street
                                                               Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                  Secretary   2004 to             Since 2003, Vice President and          N/A          N/A
301 Bellevue Parkway                       present             Associate Counsel, PFPC Inc.
2nd Floor                                                      (financial services company);
Wilmington, DE  19809                                          Associate, Stradley, Ronon,
DOB: 5/19/74                                                   Stevens & Young, LLC (law firm)
                                                               from 2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA     Chief     2004 to             President, Vigilant Compliance          N/A          N/A
Vigilant Compliance Services   Compliance  present             Services since 2004; Senior
186 Dundee Drive, Suite 700     Officer                        Legal Counsel, PFPC Inc. from
Williamstown, NJ  08094                                        2002 to 2004; Chief Legal
DOB: 12/25/62                                                  Counsel, Corviant Corporation
                                                               (Investment Adviser,
                                                               Broker-Dealer and Service
                                                               Provider to Investment Advisers
                                                               and Separate Account Providers)
                                                               from 2001 to 2002.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

1. Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011 or until his successor is elected and qualified or his death, resignation, or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes qualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc and Merrill Lynch & Co., Inc. The investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES


         BOARD. The Board of Directors is comprised of nine individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent"
Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

         AUDIT COMMITTEE. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2006.

         EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2006.

         NOMINATING  COMMITTEE.  The Board has a Nominating  Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2006.


DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY


         The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2005. Messrs. Giordano, Sargent and Straniere were not Directors of the Company as of December 31, 2005.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL REGISTERED
                                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                                 DOLLAR RANGE OF                             DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR                          EQUITY SECURITIES IN THE FUND                          INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                                      None                                              None

------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                                       None                                          Over $100,000

------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                                     None                                          Over $100,000

------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                                    None                                              None

------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                                     None                                              None

------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                                       None                                          Over $100,000

------------------------------------------------------------------------------------------------------------------------------------


DIRECTORS' AND OFFICERS' COMPENSATION


         Since February 15, 2006, the Company pays each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee of the Board of the Company receives an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

      Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2006, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           TOTAL
                                                               PENSION OR                               COMPENSATION
                                                               RETIREMENT           ESTIMATED            FROM FUND
                                           AGGREGATE            BENEFITS              ANNUAL             AND FUND
                                          COMPENSATION          ACCRUED AS           BENEFITS          COMPLEX PAID
                                             FROM              PART OF FUND            UPON           TO DIRECTORS OR
NAME OF DIRECTOR/OFFICER                   REGISTRANT           EXPENSES            RETIREMENT           OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director                 $______                N/A                  N/A               $______

Nicholas A. Giordano, Director*             $______                N/A                  N/A               $______

Francis J. McKay, Director                  $______                N/A                  N/A               $______

Arnold M. Reichman, Director and
Chairman                                    $______                N/A                  N/A               $______

Mark A. Sargent, Director*                  $______                N/A                  N/A               $______

Marvin E. Sternberg, Director               $______                N/A                  N/A               $______

Robert A. Straniere, Director*              $______                N/A                  N/A               $______

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

J. Richard Carnall, Director and
former Chairman                             $______                N/A                  N/A               $______

Robert Sablowsky, Director                  $______                N/A                  N/A               $______
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
Salvatore Faia, Esquire, CPA
Chief Compliance Officer                    $______                N/A                  N/A               $______

Edward J. Roach
President and Treasurer                     $______                N/A                  N/A               $______
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Straniere was elected to the Board of Directors at a meeting held on May 25, 2006 and, therefore,  the compensation  reflected is for the period May 25, 2006  through  August 31, 2006.  Messrs.  Giordano and Sargent were elected to the Board of Directors at a meeting held on September 6, 2006 and, therefore, received no compensation during the fiscal year ended August 31, 2006.

         As of December 31, 2005, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.


         On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.


CERTAIN INTERESTS OF INDEPENDENT DIRECTOR

         Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation ("Comcast"). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA ("ML Bank"), an affiliate of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank's obligation as part of the syndicate is limited to $100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. The highest amount outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2004 through December 31, 2005 (including any predecessor credit facility in effect during such period), based on month-end balances, was $21.8 million. The balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2006 was $________. The interest rate on amounts drawn under the credit facility is based upon Comcast's credit ratings. As of December 1, 2006, the interest rates are
(i) for amounts undrawn, London Interbank Offered Rate ("LIBOR") plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and
(iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2004 through December 31, 2005, Merrill Lynch participated as an underwriter in 1 (one) Comcast debt offering. Merrill Lynch did not serve as a joint book-running manager in that debt offering. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from Comcast of approximately $300,000. Merrill Lynch also serves as the administrator to Comcast's stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2004 through December 31, 2005.



                                 CODE OF ETHICS


The Company and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING


         The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio's investments and the rights of shareholders in its determination on voting portfolio securities.

         The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.


         Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-888-9723 and by visiting the SEC website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of October 18, 2006, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.





------------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER AND PERCENTAGE OF SHARES
                                                                                               OWNED AS OF
                                                                                            OCTOBER 18, 2006
                                                                                      *(PERCENTAGE OF SHARES OWNED
                                                                                      ROUNDED TO THE NEAREST WHOLE
          NAME OF FUND                      SHAREHOLDER NAME AND ADDRESS                       PERCENTAGE)
------------------------------------------------------------------------------------------------------------------------------------
Bedford Money Market Portfolio             Sharebuilder Securities Corporation        168,465,879.68        98.97%
                                           1445-120th Avenue NE
                                           Bellevue, WA  98005
------------------------------------------------------------------------------------------------------------------------------------

         As of October 18, 2006 Directors and officers as a group owned less than 1% of the shares of the Portfolio's Bedford class.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AND SUB-ADVISORY AGREEMENTS



         On September 29, 2006, Merrill Lynch & Co., Inc. ("Merrill Lynch") contributed its asset management business, Merrill Lynch Investment Managers, to BlackRock, Inc. ("BlackRock"), the parent company of BIMC (the "Transaction"). As a result of the Transaction, Merrill Lynch has a 49.80% economic interest and 45% voting interest in BlackRock and The PNC Financial Services Group, Inc., which held a majority interest in BlackRock prior to the Transaction, has approximately a 34% economic and voting interest in BlackRock. Under the Investment Company Act of 1940, the Transaction may be considered an assignment of the Fund's prior Investment Advisory and Administration Agreement with BIMC ("Prior Advisory Agreement"), resulting in the Prior Advisory Agreement's automatic termination. On September 29, 2006, the Company entered into an Interim Investment Advisory and Administration Agreement with BIMC with respect to the Fund (the "Interim Advisory Agreement"). The Interim Advisory Agreement will remain in effect for up to 150 days while the Fund seeks shareholder approval of a new Investment Advisory and Administration Agreement with BIMC (the "New Advisory Agreement" and together with the Prior Advisory Agreement and Interim Advisory Agreement, the "Advisory Agreements"). As required by the 1940 Act, BIMC's fees under the Interim Advisory Agreement will be placed in an escrow account with the Fund's custodian. If the Fund's shareholders approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, such approval will be viewed as implicit approval of the Interim Advisory Agreement by shareholders and BIMC will receive any fees paid in to the escrow account, including interest earned. If shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then BIMC will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned. The Interim Advisory Agreement and the New Advisory Agreement were approved by the Board of Directors of the Company, including a majority of those Directors who are not "interested persons" of the Company or BIMC, at a meeting held on May 25, 2006. A Special Meeting of Shareholders in connection with the approval of the New Advisory Agreement was held on October 20, 2006. However, a quorum was not present at such meeting, and it was adjourned until November 28, 2006.

         As a result of the automatic termination of the Fund's Advisory and Administration Agreement with BIMC, the Delegation Agreement between the Company, BIMC and PFPC also terminated. As of September 29, 2006, the parties entered into an Interim Delegation Agreement. The Interim Delegation Agreement provides that (a) any fees payable to PFPC pursuant to the terms of the Agreement will be paid to PFPC when BIMC is paid its fees under the Interim Advisory Agreement, (b) if shareholders of the Fund do not approve the New
Advisory Agreement within 150 days of the Interim Delegation Agreement, PFPC shall receive from PFPC the lesser of (i) all costs incurred by PFPC in performing the Interim Delegation Agreement plus interest earned on such amount, or (ii) the total amount of the fees payable to PFPC pursuant to the Interim Delegation Agreement plus interest earned on such amount, and (c) the Interim
Delegation Agreement will automatically terminate upon termination of the Interim Advisory Agreement. If the Interim Advisory Agreement terminates as a result of shareholder approval of the New Advisory Agreement, the Company, BIMC and PFPC will enter into a new Delegation Agreement. The Interim Delegation Agreement and the new Delegation Agreement were approved by the Company's Board of Directors, including a majority of those Directors who are not interested persons of the Company or BIMC, at a special meeting held on September 25, 2006.

         The Advisory Agreements provide for a maximum fee paid to BIMC, computed daily and payable monthly, at the annual rate of 0.45% of the first $250 million of the Portfolio's average daily net assets, 0.40% of the next $250 million of the Portfolio's average daily net assets and 0.35% of the Portfolio's average daily net assets in excess of $500 million.

         For the fiscal years ended August 31, the Company on behalf of the Portfolio paid advisory fees to BIMC (excluding fees for administrative services obligated under the Prior Advisory Agreement) as follows:

                           FEES PAID
                       (AFTER WAIVERS AND
      YEAR              REIMBURSEMENTS)          WAIVERS    REIMBURSEMENTS
      2006                   $_____             $ ______      $______
      2005                    $208,966           $72,915      $56,669
      2004                    $218,098          $911,521      $78,531


         The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and Directors who are not affiliated with the Portfolio's investment adviser or distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio's investment adviser under its advisory agreement with the portfolio. The Bedford Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.


         Under the Advisory Agreements, BIMC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         The New Advisory Agreement provides that: (i) to the extent permitted by applicable law, BIMC may enter into contracts with one or more sub-advisors, including without limitation, affiliates of BIMC, to perform investment sub-advisory services with respect to the Portfolio, subject to approval by the Company's Board of Directors but not the approval by a vote of the outstanding voting securities of the Portfolio; (ii) to the extent permitted by applicable law, BIMC may reallocate all or a portion of its investment advisory responsibilities under the New Advisory Agreement to any of its affiliates; (iii) BIMC is required to supervise and oversee the activities of each sub-advisor under its sub-advisory contract; and (iv) to the extent permitted by applicable law and subject to approval by the Company's Board of Directors, BIMC may terminate any or all sub-advisors in its sole discretion at any time. Unlike the New Advisory Agreement, the Prior Advisory Agreement permitted BIMC to engage PNC Bank, N.A. ("PNC Bank") to provide statistical and credit advice, as well as computer and research services as sub-adviser to the Portfolio. PNC Bank provided these services to the Portfolio pursuant to a Sub-Advisory Agreement dated August 16, 1988. PNC Bank's sub-advisory fees were paid by BIMC from the fees it received from the Portfolio pursuant to the Prior Advisory Agreement. As of April 29, 1998, BIMC assumed the obligations of PNC Bank under the Sub-Advisory Agreement and eliminated BIMC's obligation to pay for such sub-advisory services. If the New Advisory Agreement is approved by shareholders of the Portfolio, the Company's Board of Directors intends to terminate the Sub-Advisory Agreement.

         Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors' approval of the Portfolio's Advisory Agreements may be reviewed in the Portfolios' annual report to shareholders dated August 31, 2006, which may be obtained by calling (800) 888-9723 or visiting the SEC's website at www.sec.gov.



ADMINISTRATION AGREEMENT


         Under  the   Advisory   Agreements,   BIMC  is   obligated   to  render
administrative services to the Portfolio. BIMC, pursuant to the terms of the Interim Delegation Agreement with PFPC, dated September 29, 2006, has delegated to PFPC its administrative responsibilities with respect to the Portfolio.


         For the fiscal years ended August 31, PFPC was paid administration fees as follows:



                           FEES PAID
                       (AFTER WAIVERS AND
      YEAR              REIMBURSEMENTS)          WAIVERS    REIMBURSEMENTS
      ----             ------------------        -------    --------------
      2006                 $_____                 $____          $____
      2005                 $87,396                   $0             $0
      2004                  $8,828                   $0             $0

         On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2006, PFPC received $______, for fiscal year ended August 31, 2005, PFPC received $31,803, and for the fiscal year ended August 31, 2004, PFPC received $41,138 in fees from the Portfolio for these services.


CUSTODIAN AND TRANSFER AGENCY AGREEMENTS


         PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, PA 19153, is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $0.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $0.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

         PFPC, whose principal offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company's Bedford Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Bedford Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Bedford Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses. PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Portfolio's Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

The Portfolio will pay PFPC $2.25 per customer verification and $0.02 per month per record result maintained.

         PFPC has entered and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

DISTRIBUTION AND SERVICING AGREEMENT

         PFPC Distributors whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Company's distributor. Pursuant to the terms of a distribution agreement, dated January 2, 2001 entered into by PFPC Distributors and the Company, (the "Distribution Agreement") and a separate Plan of Distribution, as amended, for the Bedford Class (the "Plan"), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to distribute shares of the Bedford Class. Payments to PFPC Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Bedford Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. PFPC Distributors currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

         The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

         Among other things, the Plan provides that: (1) PFPC Distributors shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the

Company on the distribution of the Company's shares of the Bedford Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the Bedford Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.


         For the fiscal years ended August 31, 2006, 2005, and 2004, the Portfolio paid PFPC Distributors fees as follows:


                                            DISTRIBUTION FEES PAID
                                              (AFTER WAIVERS AND       FEES PAID TO     FEES RETAINED BY
                                              REIMBURSEMENTS)(1)      BROKER DEALERS   PFPC DISTRIBUTORS
                                            ----------------------    --------------   -----------------

Fiscal Year Ended August 31, 2006                  $______               $______            $______

Fiscal Year Ended August 31, 2005                  $616,138              $488,041           $128,097

Fiscal Year Ended August 31, 2004                  $519,349              $399,538           $119,811

(1) There were no waivers or reimbursements for the periods stated.


         The Company believes that the Plan may benefit the Company by increasing sales of shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

         The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's NAV or net income. The Portfolio does not intend to seek profits through short term trading.

         Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to PFPC Distributors or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

         BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES


         The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.573 billion shares have been classified into 104 classes as shown in the table below, however, the Company only has 26 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.



                                      NUMBER OF                                                         NUMBER OF
                                      AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK                     (MILLIONS)
---------------------------------------------------------     -----------------------------------------------------------
A (Growth & Income)                   100                     BBB                                       100
B                                     100                     CCC                                       100
C (Balanced)                          100                     DDD (Robeco Boston Partners
                                                              Institutional Small Cap Value             100
                                                              Fund II)


                                      NUMBER OF                                                         NUMBER OF
                                      AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK                     (MILLIONS)
---------------------------------------------------------     -----------------------------------------------------------





D  (Tax-Free)                         100                     EEE (Robeco Boston Partners
                                                              Investors Small Cap Value Fund II)        100
E (Money)                             500                     FFF                                       100
F (Municipal Money)                   500                     GGG                                       100
G (Money)                             500                     HHH                                       100
H (Municipal Money)                   500                     III (Robeco Boston Partners
                                                              Long/Short Equity-Institutional           100
                                                              Class)
I (Sansom Money)                      1,500                   JJJ (Robeco Boston Partners
                                                              Long/Short Equity-Investor Class)         100
J (Sansom Municipal Money)            500                     KKK (Robeco Boston Partners Funds)        100
K (Sansom Government Money)           500                     LLL (Robeco Boston Partners Funds)        100
L (Bedford Money)                     1,500                   MMM (n/i numeric Small Cap Value)         100
M (Bedford Municipal Money)           500                     NNN (Bogle Investment Management
                                                              Small Cap Growth - Institutional          100
                                                              Class)
N (Bedford Government Money)          500                     OOO (Bogle Investment Management
                                                              Small Cap Growth - Investor Class)        100
O (Bedford N.Y. Money)                500                     PPP (Schneider Value Fund)                100
P (RBB Government)                    100                     QQQ (Institutional Liquidity Fund         2,500
                                                              for Credit Unions)
Q                                     100                     RRR (Liquidity Fund for Credit            2,500
                                                              Unions)
R (Municipal Money)                   500                     SSS (Robeco WPG Core Bond Fund -          100
                                                              Retirement Class)
S (Government Money)                  500                     TTT (Robeco WPG Core Bond Fund -          50
                                                              Institutional Class)
T                                     500                     UUU (Robeco WPG Tudor Fund -              50
                                                              Institutional Fund)
U                                     500                     VVV (Robeco WPG Large Cap Growth          50
                                                              Fund - Institutional Class)
V                                     500                     WWW (Senbanc Fund)                        50
W                                     100                     XXX (Robeco WPG Core Bond Fund -          100
                                                              Investor Class)
X                                     50                      YYY (Bear Stearns CUFS MLP                100
                                                              Mortgage Portfolio)
Y                                     50                      Select (Money)                            700
Z                                     50                      Beta 2 (Municipal Money)                  1
AA                                    50                      Beta 3 (Government Money)                 1
BB                                    50                      Beta 4 (N.Y. Money)                       1
CC                                    50                      Principal Class (Money)                   700
DD                                    100                     Gamma 2 (Municipal Money)                 1
EE                                    100                     Gamma 3 (Government Money)                1
FF (n/i numeric Emerging Growth)      50                      Gamma 4 (N.Y. Money)                      1
GG (n/i numeric Growth)               50                      Bear Stearns Money                        2,500
HH (n/i numeric Mid Cap)              50                      Bear Stearns Municipal Money              1,500
II (Baker 500 Growth Fund)            100                     Bear Stearns Government Money             1,000
JJ (Baker 500 Growth Fund)            100                     Delta 4 (N.Y. Money)                      1
KK                                    100                     Epsilon 1 (Money)                         1
LL                                    100                     Epsilon 2 (Municipal Money)               1
MM                                    100                     Epsilon 3 (Government Money)              1
NN                                    100                     Epsilon 4 (N.Y. Money)                    1
OO                                    100                     Zeta 1 (Money)                            1
PP                                    100                     Zeta 2 (Municipal Money)                  1
QQ (Robeco Boston Partners                                    Zeta 3 (Government Money)                 1



                                      NUMBER OF                                                         NUMBER OF
                                      AUTHORIZED SHARES                                                 AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK                     (MILLIONS)
---------------------------------------------------------     -----------------------------------------------------------
Institutional Large Cap)              100
RR (Robeco Boston Partners                                    Zeta 4 (N.Y. Money)                       1
Investors Large Cap)                  100
SS (Robeco Boston Partners Adviser                            Eta 1 (Money)                             1
Large Cap)                            100
TT (Robeco Boston Partners                                    Eta 2 (Municipal Money)                   1
Investors Mid Cap)                    100
UU (Robeco Boston Partners                                    Eta 3 (Government Money)                  1
Institutional Mid Cap)                100
VV (Robeco Boston Partners                                    Eta 4 (N.Y. Money)                        1
Institutional All Cap Value)          100
WW (Robeco Boston Partners                                    Theta 1 (Money)                           1
Investors All Cap Value)              100
YY (Schneider Capital Small Cap                               Theta 2 (Municipal Money)                 1
Value)                                100
ZZ                                    100                     Theta 3 (Government Money)                1
AAA                                   100                     Theta 4 (N.Y. Money)                      1

         The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family and Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family, and the Hilliard Lyons Family. The Sansom Street Family and Bedford Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio.



         Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

         The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

         Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

         Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION

         You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

         Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES


         The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's NAV per share is computed twice each day, as of 12:00 noon (Eastern time) and as of 4:00 p.m. (Eastern time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day. The only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio's NAV may be computed as described above on days that the NYSE is closed in an emergency situation, if in the opinion of BIMC and PFPC, the Portfolio can otherwise maintain its operations.


         The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

         The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a NAV per share as determined by using available market quotations.

         The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

         In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

                                      TAXES

         The Portfolio intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Portfolio's earnings. Moreover, if the Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                              SHAREHOLDER APPROVALS


         As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Portfolio's investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                  MISCELLANEOUS


COUNSEL

         The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         _____________________ serves as the Portfolio's independent registered public accounting firm.

                              FINANCIAL STATEMENTS



         The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended ___________ (the "Annual Report") _______________ this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Portfolio's independent registered public accounting firm, _____________, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

         "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

         "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


         Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

         "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

         "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.


         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1
(high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


LONG-TERM CREDIT RATINGS
------------------------

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

         Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

         "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

         "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

         "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o     "Positive" means that a rating may be raised.
             o     "Negative" means that a rating may be lowered.
             o     "Stable" means that a rating is not likely to change.
             o     "Developing" means a rating may be raised or lowered.

MOODY'S

        WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".


DBRS

         RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

         RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

         (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

         Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

         (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         (3) RATINGS "Under Review." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate
DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


MUNICIPAL NOTE RATINGS
----------------------

         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

          "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B


                               PROXY VOTING POLICY
                               -------------------

                                       For

                            BLACKROCK ADVISORS, INC.
                            ------------------------
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS
                -------------------------------------------------


 INTRODUCTION
 ------------


         This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("B1ackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

         Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

         Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

         Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

        Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

        This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

        Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

                 A.  Social  Issues,
                 B.  Financial/Corporate Issues, and
                 C.  Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

         Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

         1. They do not measurably change the structure, management control, or operation of the corporation.

         2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.


                              VOTING RECOMMENDATION

         BlackRock will normally support the following routine proposals:

         1.       To increase authorized common shares.

         2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

         3.       To elect or re-elect directors.

         4.       To appoint or elect auditors.

         5. To approve indemnification of directors and limitation of directors' liability.

         6.       To establish compensation levels.

         7.       To establish employee stock purchase or ownership plans.

         8.       To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS


A.       SOCIAL ISSUES

        Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                              VOTING RECOMMENDATION

        If we have determined that management is generally socially responsible, we will generally vote AGAINST the following shareholder proposals:

        1.       To enforce restrictive energy policies.

        2.       To place arbitrary restrictions on military contracting.

        3. To bar or place arbitrary restrictions on trade with other countries.

        4.       To restrict the marketing of controversial products.

        5.       To limit corporate political activities.

        6.       To bar or restrict charitable contributions.

        7. To enforce a general policy regarding human rights based on arbitrary parameters.

        8. To enforce a general policy regarding employment practices based on arbitrary parameters.

        9. To enforce a general policy regarding animal rights based on arbitrary parameters.

        10.      To place arbitrary restrictions on environmental practices.


B.      FINANCIAL/CORPORATE ISSUES

        Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

        We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

        1.       To change the state of incorporation.

        2.       To approve mergers, acquisitions or dissolution.

        3.       To institute indenture changes.

        4.       To change capitalization.


C.      SHAREHOLDER RIGHTS

         Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

        We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

         We will generally vote FOR the following management proposals:

         1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

         2.       To institute staggered board of directors.

         3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

         4.       To eliminate cumulative voting.

         5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

        6.       To create a dividend reinvestment program.

        7.       To eliminate preemptive rights.

        8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

        We will generally vote AGAINST the following management proposals:

        1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws
                 ("super-majority provisions").

        2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

        3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

        4. To prohibit replacement of existing members of the board of directors.

        5. To eliminate shareholder action by written consent without a shareholder meeting.

        6. To allow only the board of directors to call a shareholder meeting Q' to propose amendments to the articles of incorporation.

        7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

        8.       To limit the ability of shareholders to nominate directors.


        We will generally vote FOR the following shareholder proposals:

        1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

        2. To opt out of state anti takeover laws deemed to be detrimental to the shareholder.

        3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

        4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

        5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

        6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

        7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

        8.       To create a dividend reinvestment program.

        9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

        10. To require that "golden parachutes" be submitted for shareholder ratification.


        We will generally vote AGAINST the following shareholder proposals:

        1.       To restore preemptive rights.

        2.       To restore cumulative voting.

        3.       To require annual election of directors or to specify tenure.

        4.       To eliminate a staggered board of directors.

        5.       To require confidential voting.

        6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

        7.       To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS

        BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

         IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

         With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

         With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes,
(iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                    * * * *

         Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved:  October 21, 1998

Revised:  May 27, 2003

               SANSOM STREET SHARES OF THE MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                                December __, 2006

         This Statement of Additional Information ("SAI") provides information about the Company's Sansom Street Class of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information that is contained in the Sansom Street Money Market Portfolio Prospectus dated December __, 2006 (the "Prospectus").

         This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 2006. The financial statements and notes contained in the Annual Report _________________ this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................................4


INVESTMENT INSTRUMENTS AND POLICIES..........................................4

   ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS...........................4

INVESTMENT LIMITATIONS......................................................14

   FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES..........................14
   NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES......................16

DISCLOSURE OF PORTFOLIO HOLDINGS............................................17


MANAGEMENT OF THE COMPANY...................................................18

   THE BOARD AND STANDING COMMITTEES........................................22
   DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY..............................22
   DIRECTORS' AND OFFICERS' COMPENSATION....................................23


CODE OF ETHICS..............................................................25

PROXY VOTING................................................................25



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................25


INVESTMENT ADVISORY AND OTHER SERVICES......................................26


   ADVISORY AND SUB-ADVISORY AGREEMENTS.....................................26
   ADMINISTRATION AGREEMENT.................................................28
   CUSTODIAN AND TRANSFER AGENCY AGREEMENTS.................................28
   DISTRIBUTION AND SERVICING AGREEMENT.....................................30

PORTFOLIO TRANSACTIONS......................................................31


ADDITIONAL INFORMATION CONCERNING COMPANY SHARES............................32


PURCHASE AND REDEMPTION INFORMATION.........................................35


VALUATION OF SHARES.........................................................36


TAXES.......................................................................37


SHAREHOLDER APPROVALS.......................................................38


MISCELLANEOUS...............................................................38

   COUNSEL..................................................................38
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................38

FINANCIAL STATEMENTS........................................................38


APPENDIX A.................................................................A-1


APPENDIX B.................................................................B-1

                               GENERAL INFORMATION


      The Company is an open-end management investment company currently operating seventeen separate investment portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Sansom Street Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus. BlackRock Institutional Management Corporation ("BIMC" or the "Adviser") serves as the investment adviser to the Portfolio.


                       INVESTMENT INSTRUMENTS AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Money Market Portfolio (the "Portfolio"). The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Portfolio's Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio's investment policies and limitations.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

      ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

      BANK OBLIGATIONS The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("NRSRO") or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix "A" to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

      Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

      ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("NRSROs") in the two highest short-term rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's(R) Ratings Services ("S&P(R)"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's"), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term  obligations  of the issuer  that has been rated in  accordance  with
(2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

      GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GICs are considered illiquid securities and will be subject to the Portfolio's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

      ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

      The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

      The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

      MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

      The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

      Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

      Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

      REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

      SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

      STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

      The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

      The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

      The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value
("NAV"). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

      U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

      The Portfolio's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

      VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

      WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

      While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions.

When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

      A fundamental limitation or policy of the Portfolio may not be changed with respect to the Portfolio without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Portfolio.

      The Company's Board of Directors can change the investment objective of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

                  The Portfolio may not:

          1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

          2. purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

          3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the

                  Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

          4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

          5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

          6.      purchase or sell commodities or commodity contracts;

          7. invest in oil, gas or mineral exploration or development programs;

          8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

          9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

          10. make investments for the purpose of exercising control or management;

          11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

          12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

          13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

          14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.


          15. Issue any class of senior security or to sell any senior security of which it is the issuer, as defined in Section 18(f) of the Investment Company Act of 1940, except to the extent permitted by the 1940 Act.


          * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.


NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES


      A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

      So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

          1. The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

                  (i) if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities;
                  (ii)  if rated by only one  NRSRO,  are rated by such NRSRO in its highest rating category for such securities;
                  (iii) have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above; or
                  (iv) are Unrated Securities that are determined to be of comparable quality to such securities,

          2. Second Tier Securities (which are eligible securities other than First Tier Securities) to 5% of its total assets; and

          3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

      In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the Guarantees or Demand Features the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio's securities holdings. The policies relating to the disclosure of the Portfolio's securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio's holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portolio's holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.


      The Company may distribute or authorize the distribution of information about the portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; ________________, the Portfolio's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and GCom(2)Solutions and RR Donnelley, the financial printers. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.


         The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Portfolio), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Portfolio. A designated officer of the Adviser must authorize the disclosure of the Portfolio's holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly board meeting.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in Fund           Other
                              Position(s)  Term of Office                                           Complex         Directorships
      Name, Address, and       Held with     and Length of        Principal Occupation(s)          Overseen by        Held by
        Date of Birth             Fund      Time Served(1)          During Past 5 Years             Director *        Director
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky             Director        1988 to       Since 1969, Director and Vice              17       Director, Comcast
Comcast Corporation                           present       Chairman, Comcast Corporation                       Corporation
1500 Market Street,                                         (cable television and
35th Floor                                                  communications); Director, NDS
Philadelphia, PA 19102                                      Group PLC (provider of systems and
DOB:  7/16/33                                               applications for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano          Director        Since 2006    Consultant, financial services             17       Kalmar Pooled
103 Bellevue Parkway                                        organizations from 1997 to present                  Investment Trust;
Wilmington, DE 19809                                                                                            WT Mutual Fund;
DOB:  03/7/43                                                                                                   Independence Blue
                                                                                                                Cross; IntriCon
                                                                                                                Corporation
                                                                                                                (industrial furnaces
                                                                                                                and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay              Director        1988 to       Since 2000, Vice President, Fox            17       None
Fox Chase Cancer Center                       present       Chase Cancer Center (biomedical
333 Cottman Avenue                                          research and medical care).
Philadelphia, PA 19111
DOB:  12/06/35
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in Fund           Other
                              Position(s)  Term of Office                                           Complex         Directorships
      Name, Address, and       Held with     and Length of        Principal Occupation(s)          Overseen by        Held by
        Date of Birth             Fund      Time Served(1)          During Past 5 Years             Director *        Director
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman            Director        1991 to       Director, Gabelli Group Capital            17       None
106 Pierrepont Street                         present       Partners, L.P. (an investment
Brooklyn, NY  11201                                         partnership) from 2000 to 2006.
DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent               Director        Since 2006    Dean and Professor of Law,                 17       Director, WT
Villanova University School                                 Villanova University School of Law                  Mutual Funds;
of Law                                                      since July 1997.
299 North Spring Mill Road
Villanova, PA  19085
DOB:  4/28/51
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg           Director        1991 to       Since 1974, Chairman, Director and         17       Director, Moyco
Moyco Technologies, Inc.                      present       President, Moyco Technologies, Inc.                 Technologies, Inc.
200 Commerce Drive                                          (manufacturer of precision coated
Montgomeryville, PA  18936                                  and industrial abrasives). Since
DOB: 3/24/34                                                1999, Director, Pennsylvania
                                                            Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere           Director        Since 2006    Member, New York State Assembly            17       Director, Reich and
300 East 57th Street                                        (1981-2004); Founding Partner,                      Tang Group;
New York, NY  10022                                         Straniere Law Firm (1980 to date);                  Director, The Sparx
DOB:  3/28/41                                               Partner, Gotham Strategies                          Japan Fund
                                                            (consulting firm) (2005 to date);
                                                            Partner, The Gotham Global Group
                                                            (consulting firm) (2005 to date);
                                                            President, The New York City Hot
                                                            Dog Company (2005 to date);
                                                            Director; Weiss, Peck & Greer Fund
                                                            Group (1992 to 2005); and Partner,
                                                            Kantor-Davidoff (law firm) (2006 to
                                                            date).
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in Fund           Other
                              Position(s)  Term of Office                                           Complex         Directorships
      Name, Address, and       Held with     and Length of        Principal Occupation(s)          Overseen by        Held by
        Date of Birth             Fund      Time Served(1)          During Past 5 Years             Director *        Director
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky              Director        1991 to      Since July 2002, Senior Vice                17       Director,
Oppenheimer & Company, Inc.                   present      President and prior thereto,                         Kensington
200 Park Avenue                                            Executive Vice President of                          Funds
New York, NY 10166                                         Oppenheimer & Co., Inc., formerly
DOB: 4/16/38                                               Fahnestock & Co., Inc. (a
                                                           registered broker-dealer). Since
                                                           November 2004, Director of
                                                           Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall            Director        2002 to       Director of PFPC Inc. from January         17       Director,
103 Bellevue Parkway                          present       1987 to April 2002, Chairman and                    Cornerstone
Wilmington, DE 19809                                        Chief Executive Officer of PFPC                     Bank
DOB: 9/25/38                                                Inc. until April 2002, Executive
                                                            Vice President of PNC Bank,
                                                            National Association from October
                                                            1981 to April 2002, Director of
                                                            PFPC International Ltd. (financial
                                                            services) from August 1993 to April
                                                            2002, Director of PFPC
                                                            International (Cayman) Ltd.
                                                            (financial services) from September
                                                            1996 to April 2002; Governor of the
                                                            Investment Company Institute
                                                            (investment company industry trade
                                                            organization) from July 1996 to
                                                            January 2002; Director of PNC Asset
                                                            Management, Inc. (investment
                                                            advisory) from September 1994 to
                                                            March 1998; Director of PNC
                                                            National Bank from October 1995 to
                                                            November 1997; Director of Haydon
                                                            Bolts, Inc. (bolt manufacturer) and
                                                            Parkway Real Estate Company
                                                            (subsidiary of Haydon Bolts, Inc.)
                                                            since 1984; and Director of
                                                            Cornerstone Bank since March 2004.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                   Portfolios
                                                                                                     in Fund           Other
                              Position(s)  Term of Office                                           Complex         Directorships
      Name, Address, and       Held with     and Length of        Principal Occupation(s)          Overseen by        Held by
        Date of Birth             Fund      Time Served(1)          During Past 5 Years             Director *        Director
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach               President         1991 to     Certified Public Accountant; Vice          N/A               N/A
103 Bellevue Parkway             and          present and   Chairman of the Board, Fox Chase
Wilmington, DE  19809         Treasurer         1988 to     Cancer Center; Trustee Emeritus,
DOB: 6/29/24                                    present     Pennsylvania School for the Deaf;
                                                            Trustee Emeritus, Immaculata
                                                            University; President or Vice
                                                            President and Treasurer of various
                                                            investment companies advised by
                                                            subsidiaries of PNC Bank Corp. from
                                                            1981 to 1997; Managing General
                                                            Partner, President since 2002,
                                                            Treasurer since 1981 and Chief
                                                            Compliance Officer since September
                                                            2004 of Chestnut Street Exchange
                                                            Fund.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                 Secretary       2004 to       Since 2003, Vice President and             N/A               N/A
301 Bellevue Parkway                          present       Associate Counsel, PFPC Inc.
2nd Floor                                                   (financial services company);
Wilmington, DE  19809                                       Associate, Stradley, Ronon, Stevens
DOB: 5/19/74                                                & Young, LLC (law firm) from 2001
                                                            to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA    Chief         2004 to       President, Vigilant Compliance             N/A               N/A
Vigilant Compliance           Compliance      present       Services since 2004; Senior Legal
Services                       Officer                      Counsel, PFPC Inc. from 2002 to
186 Dundee Drive, Suite 700                                 2004; Chief Legal Counsel, Corviant
Williamstown, NJ  08094                                     Corporation (Investment Adviser,
DOB: 12/25/62                                               Broker-Dealer and Service Provider
                                                            to Investment Advisers and Separate
                                                            Accountant Providers) from 2001 to
                                                            2002.
------------------------------------------------------------------------------------------------------------------------------------

o Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

1.  Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director  until the last day of year 2011 or until his  successor  is elected and  qualified or his death,  resignation  or removal.  Subject to the Company's Retirement Policy,  Messrs.  Giordano,  Sargent and Straniere serve until the last day of the calendar  year in which the  applicable  director  attains age 75 or until his  successor is elected and qualified or his death, resignation  or removal.  The Board  reserves the right to waive the  requirements  of the Policy with respect to an  individual
    Director.  Each officer holds office at the pleasure of the Board of Directors until the next annual meeting o of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes qualified.

2.  Messrs.  Carnall and Sablowsky are considered  "interested  persons" of the Company as that term is defined in the 1940 Act. Mr.
    Carnall is an "interested  Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. and Merrill
    Lynch & Co.,  Inc.  The  investment  adviser  to the  Company's  Money  Market  Portfolio,  BlackRock  Institutional  Management
    Corporation;  the investment  adviser to the Company's  Senbanc Fund,  Hilliard Lyons  Research  Advisors,  a division of J.J.B.
    Hilliard, W.L. Lyons, Inc.; and the Company's principal underwriter,  PFPC Distributors,  Inc., are indirect subsidiaries of The
    PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.


THE BOARD AND STANDING COMMITTEES



      BOARD. The Board of Directors is comprised of nine individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent"
Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT  COMMITTEE.  The  Board  has an Audit  Committee  comprised  only of
Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2006.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2006.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2006.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2005. Messrs. Giordano, Sargent and Strainere were not Directors of the Company as of December 31, 2005.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Aggregate Dollar Range of
                                                                                          Equity Securities in All Registered
                                                                                           Investment Companies Overseen by
                                                 Dollar Range of                             Director within the Family of
Name of Director                        Equity Securities in the Portfolio                       Investment Companies
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                                      NONE                                              NONE
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Aggregate Dollar Range of
                                                                                          Equity Securities in All Registered
                                                                                           Investment Companies Overseen by
                                                 Dollar Range of                             Director within the Family of
Name of Director                        Equity Securities in the Portfolio                       Investment Companies
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                                       NONE                                          Over $100,000

------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                                     NONE                                          Over $100,000

------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                                    NONE                                              NONE


------------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                                     NONE                                              NONE
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                                       NONE                                          Over $100,000
------------------------------------------------------------------------------------------------------------------------------------


DIRECTORS' AND OFFICERS' COMPENSATION


      Since February 15, 2006, the Company pays each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee of the Board of the Company receives an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

      Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2006, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the company in the following amounts:






                                                                                                    TOTAL
                                                             PENSION OR                             COMPENSATION
                                                             RETIREMENT           ESTIMATED         FROM FUND AND
                                        AGGREGATE            BENEFITS ACCRUED     ANNUAL            FUND COMPLEX
                                        COMPENSATION         AS PART OF FUND      BENEFITS UPON     PAID TO DIRECTORS
NAME OF DIRECTOR/OFFICER                FROM REGISTRANT      EXPENSES             RETIREMENT        OR OFFICERS
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director
                                          $______                N/A                  N/A               $______


                                                                                                    TOTAL
                                                             PENSION OR                             COMPENSATION
                                                             RETIREMENT           ESTIMATED         FROM FUND AND
                                        AGGREGATE            BENEFITS ACCRUED     ANNUAL            FUND COMPLEX
                                        COMPENSATION         AS PART OF FUND      BENEFITS UPON     PAID TO DIRECTORS
NAME OF DIRECTOR/OFFICER                FROM REGISTRANT      EXPENSES             RETIREMENT        OR OFFICERS
---------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano, Director*           $______                N/A                  N/A               $______

Francis J. McKay, Director
                                          $______                N/A                  N/A               $______

Arnold M. Reichman, Director
and Chairman                              $______                N/A                  N/A               $______

Mark A. Sargent, Director*                $______                N/A                  N/A               $______

Marvin E. Sternberg, Director             $______                N/A                  N/A               $______

Robert A. Straniere, Director*            $______                N/A                  N/A               $______

INTERESTED DIRECTORS:

J. Richard  Carnall,  Director and
former Chairman                           $______                N/A                  N/A               $______

Robert Sablowsky, Director                $______                N/A                  N/A               $______

---------------------------------------------------------------------------------------------------------------------
OFFICER:
---------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA
Chief Compliance Officer                  $______                N/A                  N/A               $______

Edward J. Roach
President and Treasurer                   $______                N/A                  N/A               $______

*  Mr.  Straniere  was  elected  to the Board of  Directors  at a meeting  held on May 25,  2006 and,  therefore,  the compensation  reflected is for the period May 25, 2006 through August 31, 2006.  Messrs.  Giordano and Sargent were elected to the Board of Directors at a meeting held on September 6, 2006 and,  therefore,  received no compensation during the fiscal year ended August 31, 2006.

      As of December 31, 2005, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.


CERTAIN INTERESTS OF INDEPENDENT DIRECTOR

         Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation ("Comcast"). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA ("ML Bank"), an affiliate of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank's obligation as part of the syndicate is limited to $100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. The highest amount outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2004 through December 31, 2005 (including any predecessor credit facility in effect during such period), based on month-end balances, was $21.8 million. The balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2006 was $________. The interest rate on amounts drawn under the credit facility is based upon Comcast's credit ratings. As of December 1, 2006, the interest rates are
(i) for amounts undrawn, London Interbank Offered Rate ("LIBOR") plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and
(iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2004 through December 31, 2005, Merrill Lynch participated as an underwriter in 1 (one) Comcast debt offering. Merrill Lynch did not serve as a joint book-running manager in that debt offering. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from Comcast of approximately $300,000. Merrill Lynch also serves as the administrator to Comcast's stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2004 through December 31, 2005.



                                 CODE OF ETHICS

      The Company and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio's investments and the rights of shareholders in its determination on voting portfolio securities.

      The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.


      Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-888-9723 and by visiting the SEC website at http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      As of October 18, 2006, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.




----------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER AND PERCENTAGE OF SHARES
                                                                                               OWNED AS OF
                                                                                            OCTOBER 18, 2006
                                                                                      *(PERCENTAGE OF SHARES OWNED
                                                                                      ROUNDED TO THE NEAREST WHOLE
          NAME OF FUND                      SHAREHOLDER NAME AND ADDRESS                       PERCENTAGE)
----------------------------------------------------------------------------------------------------------------------
Sansom Street Money Market        Saxon & Co.
Portfolio                         C/O PNC Bank NA
                                  8800 Tinicum Blvd.                                 12,708,714.000          82%
                                  Philadelphia, PA 19153-
----------------------------------------------------------------------------------------------------------------------
                                  Kelmoore Investment Co. Inc.
                                  FBO Exclusive Benefit of Our S/H
                                  2471 E Bayshore Rd, Suite 501                       1,809,478.810          12%
                                  Palo Alto, CA 94303-3206
----------------------------------------------------------------------------------------------------------------------
                                  PaineWebber
                                  C/O Sal Pace Managed Acct Services
                                  1200 Harbor Blvd., Suite 3                            978,048.900           6%
                                  Weehawken, NJ 07086-6728
----------------------------------------------------------------------------------------------------------------------



      As of October 18, 2006 Directors and officers as a group owned less than 1% of the shares of the Portfolio's Sansom Street Class.


                     INVESTMENT ADVISORY AND OTHER SERVICES


ADVISORY AND SUB-ADVISORY AGREEMENTS



      On September 29, 2006, Merrill Lynch & Co., Inc. ("Merrill Lynch") contributed its asset management business, Merrill Lynch Investment Managers, to BlackRock, Inc. ("BlackRock"), the parent company of BIMC (the "Transaction"). As a result of the Transaction, Merrill Lynch has a 49.80% economic interest and 45% voting interest in BlackRock and The PNC Financial Services Group, Inc., which held a majority interest in BlackRock prior to the Transaction, has approximately a 34% economic and voting interest in BlackRock. Under the Investment Company Act of 1940, the Transaction may be considered an assignment of the Fund's prior Investment Advisory and Administration Agreement with BIMC ("Prior Advisory Agreement"), resulting in the Prior Advisory Agreement's automatic termination. On September 29, 2006, the Company entered into an Interim Investment Advisory and Administration Agreement with BIMC with respect to the Fund (the "Interim Advisory Agreement"). The Interim Advisory Agreement will remain in effect for up to 150 days while the Fund seeks shareholder approval of a new Investment Advisory and Administration Agreement with BIMC (the "New Advisory Agreement" and together with the Prior Advisory Agreement and Interim Advisory Agreement, the "Advisory Agreements"). As required by the 1940 Act, BIMC's fees under the Interim

Advisory Agreement will be placed in an escrow account with the Fund's custodian. If the Fund's shareholders approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, such approval will be viewed as implicit approval of the Interim Advisory Agreement by shareholders and BIMC will receive any fees paid in to the escrow account, including interest earned. If shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then BIMC will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned. The Interim Advisory Agreement and the New Advisory Agreement were approved by the Board of Directors of the Company, including a majority of those Directors who are not "interested persons" of the Company or BIMC, at a meeting held on May 25, 2006. A Special Meeting of Shareholders in connection with the approval of the New Advisory Agreement was held on October 20, 2006. However, a quorum was not present at such meeting, and it was adjourned until November 28, 2006.

      As a result of the automatic termination of the Fund's Advisory and Administration Agreement with BIMC, the Delegation Agreement between the Company, BIMC and PFPC also terminated. As of September 29, 2006, the parties entered into an Interim Delegation Agreement. The Interim Delegation Agreement provides that (a) any fees payable to PFPC pursuant to the terms of the Agreement will be paid to PFPC when BIMC is paid its fees under the Interim Advisory Agreement, (b) if shareholders of the Fund do not approve the New
Advisory Agreement within 150 days of the Interim Delegation Agreement, PFPC shall receive from PFPC the lesser of (i) all costs incurred by PFPC in performing the Interim Delegation Agreement plus interest earned on such amount, or (ii) the total amount of the fees payable to PFPC pursuant to the Interim Delegation Agreement plus interest earned on such amount, and (c) the Interim
Delegation Agreement will automatically terminate upon termination of the Interim Advisory Agreement. If the Interim Advisory Agreement terminates as a result of shareholder approval of the New Advisory Agreement, the Company, BIMC and PFPC will enter into a new Delegation Agreement. The Interim Delegation Agreement and the new Delegation Agreement were approved by the Company's Board of Directors, including a majority of those Directors who are not interested persons of the Company or BIMC, at a special meeting held on September 25, 2006.

      The Advisory Agreements provide for a maximum fee paid to BIMC, computed daily and payable monthly, at the annual rate of 0.45% of the first $250 million of the Portfolio's average daily net assets, 0.40% of the next $250 million of the Portfolio's average daily net assets and 0.35% of the Portfolio's average daily net assets in excess of $500 million.

      For the fiscal years ended August 31, the Company paid advisory fees to BIMC (excluding fees for administrative services obligated under the Prior Advisory Agreement) as follows:


                             FEES PAID
                        (AFTER WAIVERS AND
          YEAR            REIMBURSEMENTS)          WAIVERS       REIMBURSEMENTS


          2006               $________            $_______          $_______

          2005               $208,966             $726,915          $56,669

          2004               $218,098             $911,521          $78,531

      The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio's investment adviser under its advisory agreement with the portfolio. The Sansom Street Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Class or if it receives different services.


      Under the Advisory Agreements, BIMC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The New Advisory Agreement provides that: (i) to the extent permitted by applicable law, BIMC may enter into contracts with one or more sub-advisors, including without limitation, affiliates of BIMC, to perform investment sub-advisory services with respect to the Portfolio, subject to approval by the Company's Board of Directors but not the approval by a vote of the outstanding voting securities of the Portfolio; (ii) to the extent permitted by applicable law,

BIMC may reallocate all or a portion of its investment advisory responsibilities under the New Advisory Agreement to any of its affiliates; (iii) BIMC is required to supervise and oversee the activities of each sub-advisor under its sub-advisory contract; and (iv) to the extent permitted by applicable law and subject to approval by the Company's Board of Directors, BIMC may terminate any or all sub-advisors in its sole discretion at any time. Unlike the New Advisory Agreement, the Prior Advisory Agreement permitted BIMC to engage PNC Bank, N.A. ("PNC Bank") to provide statistical and credit advice, as well as computer and research services as sub-adviser to the Portfolio. PNC Bank provided these services to the Portfolio pursuant to a Sub-Advisory Agreement dated August 16, 1988. PNC Bank's sub-advisory fees were paid by BIMC from the fees it received from the Portfolio pursuant to the Prior Advisory Agreement. As of April 29, 1998, BIMC assumed the obligations of PNC Bank under the Sub-Advisory Agreement and eliminated BIMC's obligation to pay for such sub-advisory services. If the New Agreement is approved by shareholders of the Portfolio, the Company's Board of Directors intends to terminate the Sub-Advisory Agreement.

      Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors'
approval of the Portfolio's Advisory Agreement, may be reviewed in the Portfolio(s)' annual report to shareholders dated August 31, 2006, which may be obtained by calling (800) 888-9723 or visiting the SEC's website at www.sec.gov.


ADMINISTRATION AGREEMENT



      Under the Advisory Agreements, BIMC is obligated to render administrative services to the Portfolio. BIMC, pursuant to the terms of the Interim Delegation Agreement with PFPC, dated September 29, 2006, has delegated to PFPC its administrative responsibilities with respect to the Portfolio.


      For the fiscal years ended August 31, PFPC was paid administration fees as follows:



                             FEES PAID
                        (AFTER WAIVERS AND
          YEAR            REIMBURSEMENTS)          WAIVERS       REIMBURSEMENTS
          ----           ------------------        -------       -------------

          2006               $_______             $_______          $__

          2005               $87,396                 $0              $0

          2004                $8,828                 $0              $0


         On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2006, PFPC received $______, for the fiscal year ended August 31, 2005, PFPC received $31,803, and for the fiscal year ended August 31, 2004, PFPC received $41,138 in fees from the Portfolio for these services.


CUSTODIAN AND TRANSFER AGENCY AGREEMENTS


      PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, PA 19153, is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $0.25 per $1,000 on the first $50 million of average daily gross assets; $0.20 per $1,000 on the next $50 million of average daily gross assets; and $0.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

      PFPC, whose corporate offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company's Sansom Street Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Sansom Street Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Sansom Street Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses. PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Portfolio's Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay PFPC $2.25 per customer verification and $0.02 per month per record result maintained.

      PFPC has entered and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

DISTRIBUTION AND SERVICING AGREEMENT

      PFPC Distributors whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Company's distributor. Pursuant to the terms of a distribution agreement dated January 2, 2001 entered into by PFPC Distributors and the Company, (the "Distribution Agreement") and separate Plan of Distribution, as amended, for the Sansom Street Class (the "Plan"), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to distribute shares of the Sansom Street Class. Payments to PFPC Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Sansom Street Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. PFPC Distributors currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

      The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

      Among other things, the Plan provides that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Bedford Class under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company's Directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not "interested persons" of the Company.


      For the fiscal years ended August 31, 2006, 2005, and 2004, the Portfolio paid PFPC Distributors fees as follows:



                                        DISTRIBUTION FEES PAID
                                          (AFTER WAIVERS AND
                                           REIMBURSEMENTS)        WAIVERS     REIMBURSEMENTS
Fiscal Year Ended August 31, 2006               $____             $______           $_____
Fiscal Year Ended August 31, 2005                 $0              $56,669             $0
Fiscal Year Ended August 31, 2004                 $0                 $0               $0


      The Company believes that the Plan may benefit the Company by increasing sales of shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

      The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's NAV or net income. The Portfolio does not intend to seek profits through short term trading.

      Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to PFPC Distributors or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

      BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

      Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES


      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.573 billion shares have been classified into 104 classes as shown in the table below, however, the Company only has 26 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.



                                      NUMBER OF                                                           NUMBER OF
                                      AUTHORIZED SHARES                                                   AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------     -----------------------------------         -----------------
A (Growth & Income)                   100                     BBB                                         100
B                                     100                     CCC                                         100
C (Balanced)                          100                     DDD (Robeco Boston Partners
                                                              Institutional Small Cap Value               100
                                                              Fund II)
D  (Tax-Free)                         100                     EEE (Robeco Boston Partners
                                                              Investors Small Cap Value Fund II)          100



                                      NUMBER OF                                                           NUMBER OF
                                      AUTHORIZED SHARES                                                   AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------     -----------------------------------         -----------------
E (Money)                             500                     FFF                                         100
F (Municipal Money)                   500                     GGG                                         100
G (Money)                             500                     HHH                                         100
H (Municipal Money)                   500                     III (Robeco Boston Partners
                                                              Long/Short Equity-Institutional             100
                                                              Class)
I (Sansom Money)                      1,500                   JJJ (Robeco Boston Partners
                                                              Long/Short Equity-Investor Class)           100
J (Sansom Municipal Money)            500                     KKK (Robeco Boston Partners Funds)          100
K (Sansom Government Money)           500                     LLL (Robeco Boston Partners Funds)          100
L (Bedford Money)                     1,500                   MMM (n/i numeric Small Cap Value)           100
M (Bedford Municipal Money)           500                     NNN (Bogle Investment Management
                                                              Small Cap Growth - Institutional            100
                                                              Class)
N (Bedford Government Money)          500                     OOO (Bogle Investment Management
                                                              Small Cap Growth - Investor Class)          100
O (Bedford N.Y. Money)                500                     PPP (Schneider Value Fund)                  100
P (RBB Government)                    100                     QQQ (Institutional Liquidity Fund           2,500
                                                              for Credit Unions)
Q                                     100                     RRR (Liquidity Fund for Credit              2,500
                                                              Unions)
R (Municipal Money)                   500                     SSS (Robeco WPG Core Bond Fund -            100
                                                              Retirement Class)
S (Government Money)                  500                     TTT (Robeco WPG Core Bond Fund -            50
                                                              Institutional Class)
T                                     500                     UUU (Robeco WPG Tudor Fund -                50
                                                              Institutional Fund)
U                                     500                     VVV (Robeco WPG Large Cap Growth            50
                                                              Fund - Institutional Class)
V                                     500                     WWW (Senbanc Fund)                          50
W                                     100                     XXX (Robeco WPG Core Bond Fund -            100
                                                              Investor Class)
                                                              YYY (Bear Stearns CUFS MLP                  100
                                                              Mortgage Portfolio)
X                                     50                      Select (Money)                              700
Y                                     50                      Beta 2 (Municipal Money)                    1
Z                                     50                      Beta 3 (Government Money)                   1
AA                                    50                      Beta 4 (N.Y. Money)                         1
BB                                    50                      Principal Class (Money)                     700
CC                                    50                      Gamma 2 (Municipal Money)                   1
DD                                    100                     Gamma 3 (Government Money)                  1
EE                                    100                     Gamma 4 (N.Y. Money)                        1
FF (n/i numeric Emerging Growth)      50                      Bear Stearns Money                          2,500
GG (n/i numeric Growth)               50                      Bear Stearns Municipal Money                1,500
HH (n/i numeric Mid Cap)              50                      Bear Stearns Government Money               1,000
II (Baker 500 Growth Fund)            100                     Delta 4 (N.Y. Money)                        1
JJ (Baker 500 Growth Fund)            100                     Epsilon 1 (Money)                           1
KK                                    100                     Epsilon 2 (Municipal Money)                 1
LL                                    100                     Epsilon 3 (Government Money)                1
MM                                    100                     Epsilon 4 (N.Y. Money)                      1
NN                                    100                     Zeta 1 (Money)                              1
OO                                    100                     Zeta 2 (Municipal Money)                    1
PP                                    100                     Zeta 3 (Government Money)                   1


                                      NUMBER OF                                                           NUMBER OF
                                      AUTHORIZED SHARES                                                   AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK                       (MILLIONS)
---------------------------------------------------------     -----------------------------------         -----------------
QQ (Robeco Boston Partners                                    Zeta 4 (N.Y. Money)                         1
Institutional Large Cap)              100
RR (Robeco Boston Partners                                    Eta 1 (Money)                               1
Investors Large Cap)                  100
SS (Robeco Boston Partners Adviser                            Eta 2 (Municipal Money)                     1
Large Cap)                            100
TT (Robeco Boston Partners                                    Eta 3 (Government Money)                    1
Investors Mid Cap)                    100
UU (Robeco Boston Partners                                    Eta 4 (N.Y. Money)                          1
Institutional Mid Cap)                100
VV (Robeco Boston Partners                                    Theta 1 (Money)                             1
Institutional All Cap Value)          100
WW (Robeco Boston Partners                                    Theta 2 (Municipal Money)                   1
Investors All Cap Value)              100
YY (Schneider Capital Small Cap                               Theta 3 (Government Money)                  1
Value)                                100
ZZ                                    100                     Theta 4 (N.Y. Money)                        1
AAA                                   100


      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family and Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family, and the Hilliard Lyons Family. The Sansom Street Family and Bedford Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interest in eight non money-market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.


      Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES


      The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's NAV per share is computed twice each day, as of 12:00 noon (Eastern time) and as of 4:00 p.m. (Eastern time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day. The only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio's NAV may be computed as described above on days that the NYSE is closed in an emergency situation, if in the opinion of BIMC and PFPC, the Portfolio can otherwise maintain its operations.


      The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

      The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a NAV per share as determined by using available market quotations.

      The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

      In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

                                      TAXES

      The Portfolio intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Portfolio's earnings. Moreover, if the Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect to the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                              SHAREHOLDER APPROVALS

      As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Portfolio's investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                  MISCELLANEOUS

COUNSEL

      The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      ___________________, __________, serves as the Portfolio's independent registered public accounting firm.


                              FINANCIAL STATEMENTS


      The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended _________ (the "Annual Report") ___________________ this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Portfolio's independent registered public accounting firm, _____________, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A
                                   ----------

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS
-------------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

         "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

         "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


         Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

         "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

         "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.


         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1
(high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


LONG-TERM CREDIT RATINGS
------------------------

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

         Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

         "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

         "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

         "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS
------------------------------------------------

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o    "Positive" means that a rating may be raised.
            o    "Negative" means that a rating may be lowered.
            o    "Stable" means that a rating is not likely to change.
            o    "Developing" means a rating may be raised or lowered.

MOODY'S

        WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

         RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

         RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

         (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

         Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

         (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         (3) RATINGS "Under Review." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate
DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.


MUNICIPAL NOTE RATINGS
----------------------

         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

          "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                    APPENDIX B


                               PROXY VOTING POLICY
                                       For
                            BlackRock Advisors, Inc.
                and Its Affiliated Registered Investment Advisers


 Introduction

         This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("B1ackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

         Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

         Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.


         Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

        Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

        This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.


        Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

         A.   Social Issues,
         B.   Financial/Corporate Issues, and
         C.   Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

         Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

         1. They do not measurably change the structure, management control, or operation of the corporation.

         2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.


                              Voting Recommendation

         BlackRock will normally support the following routine proposals:

         1.   To increase authorized common shares.

         2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

         3.   To elect or re-elect directors.

         4.   To appoint or elect auditors.

         5. To approve indemnification of directors and limitation of directors' liability.

         6.   To establish compensation levels.

         7.   To establish employee stock purchase or ownership plans.

         8.   To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS


A.       Social Issues

         Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                              Voting Recommendation

         If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

         1.   To enforce restrictive energy policies.

         2.   To place arbitrary restrictions on military contracting.

         3. To bar or place arbitrary restrictions on trade with other countries.

         4.   To restrict the marketing of controversial products.

         5.   To limit corporate political activities.

         6.   To bar or restrict charitable contributions.

         7. To enforce a general policy regarding human rights based on arbitrary parameters.

         8. To enforce a general policy regarding employment practices based on arbitrary parameters.

         9. To enforce a general policy regarding animal rights based on arbitrary parameters.

         10.  To place arbitrary restrictions on environmental practices.


B.       Financial/Corporate Issues

         Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              Voting Recommendation

         We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

         1.   To change the state of incorporation.

         2.   To approve mergers, acquisitions or dissolution.

         3.   To institute indenture changes.

         4.   To change capitalization.


C.       Shareholder Rights

         Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

         We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

         We will generally vote for the following management proposals:

         1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

         2.   To institute staggered board of directors.

         3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

         4.   To eliminate cumulative voting.

         5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

         6.   To create a dividend reinvestment program.

         7.   To eliminate preemptive rights.

         8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").


         We will generally vote against the following management proposals:

         1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

         2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

         3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

         4. To prohibit replacement of existing members of the board of directors.

         5. To eliminate shareholder action by written consent without a shareholder meeting.

         6. To allow only the board of directors to call a shareholder meeting Q' to propose amendments to the articles of incorporation.

         7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

         8.   To limit the ability of shareholders to nominate directors.


         We will generally vote for the following shareholder proposals:

         1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

         2. To opt out of state anti takeover laws deemed to be detrimental to the shareholder.

         3. To change the state of incorporation for companies operating under the umbrella of antishareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

         4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

         5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

         6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

         7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

         8.       To create a dividend reinvestment program.

         9. To recommend that votes to "abstain' `not be considered votes "cast' `at an annual meeting or special meeting, unless required by state law.

         10. To require that "golden parachutes" be submitted for shareholder ratification.


         We will generally vote against the following shareholder proposals:

         1.       To restore preemptive rights.

         2.       To restore cumulative voting.

         3.       To require annual election of directors or to specify tenure.

         4.       To eliminate a staggered board of directors.

         5.       To require confidential voting.

         6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

         7.       To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS

         BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

         IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

         With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

         With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes,
(iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                     * * * *

         Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved:  October 21, 1998
Revised:  May 27, 2003

                               THE RBB FUND, INC.
                                     PEA 105
                            PART C: OTHER INFORMATION

Item 23.      EXHIBITS

(a)           Articles of Incorporation.

           (1)Articles of Incorporation of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (2)Articles Supplementary of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (3)Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (4)Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (5)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (6)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's
              Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (7)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (8)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's
              Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (9)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's
              Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (10)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's
              Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (11)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (12)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (13)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (14)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (15)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

          (16)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

          (17)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

          (18)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

          (19)Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

          (20)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

          (21)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (22)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (23)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (24)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (25)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

          (26)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on November 29, 1999.

          (27)Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

          (28)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

          (29)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

          (30)Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

          (31)Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

          (32)Articles Supplementary of Registrant (Boston Partners Bond Fund - Institutional Class and Boston Partners Bond Fund - Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

          (33)Articles of Amendment to Charter of the Registrant (Boston Partners All-Cap Value Fund - Institutional Class and Boston Partners Bond Fund - Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

          (34)Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

          (35)Articles Supplementary of Registrant (Baker 500 Growth Fund - Institutional Class and Class S) are incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

          (36)Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

          (37)Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

          (38)Articles Supplementary of Registrant ((Robeco WPG Core Bond Fund - Investor Class, Robeco WPG Core Bond Fund - Institutional Class, Robeco WPG Tudor Fund - Institutional Class, Robeco WPG Large Cap Growth Fund - Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.

          (39)Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant's Registration Statement (No. 33-20827) filed on March 23, 2005.

          (40)Articles Supplementary of Registrant (Robeco WPG Core Bond Fund - Investor Class, Robeco WPG Core Bond Fund - Institutional Class, Robeco WPG Tudor Fund - Institutional Class, Robeco WPG Large Cap Growth Fund - Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant's Registration Statement (No. 33-20827) filed on March 23, 2005.

          (41)Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

          (42)Articles of Amendment of Registrant (Robeco WPG Core Bond Fund - Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

          (43)Articles Supplementary of Registrant (Robeco WPG Core Bond Fund - Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.


          (44)Articles  Supplementary  of  Registrant  (Bear  Stearns  CUFS  MLP
              Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant's Registration Statement (No.33-20827) filed on July 18, 2006.


(b)           By-Laws.

          (1) By-Laws, as amended are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

(c)           Instruments Defining Rights of Security Holders.

           (1)See Articles VI, VII, VIII, IX and XI of Registrant's Articles of 1 Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.
           (2)See Articles II, III, VI, XIII, and XIV of Registrant's By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)           Investment Advisory Contracts.

           (1)Investment Advisory Agreement (Money Market) between Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (2)Sub-Advisory Agreement (Money Market) between Provident Institutional Management Corporation and Provident National Bank, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (3)Assumption Agreement (Money Market Fund) between PNC Bank, N.A. and BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) dated April 29, 1998 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.


          (4) Amended  and  Restated   Investment   Advisory  Agreement  (Boston
              Partners Large Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is filed herewith.


          (5) Investment Advisory Agreement (Boston Partners Mid Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (6) Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (7) Investment Advisory Agreement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (8) Investment Advisory Agreement (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (9) Investment Advisory Agreement (Bogle Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.


          (10)Amended  and  Restated   Investment   Advisory  Agreement  (Boston
              Partners  All-Cap  Value  Fund)  between   Registrant  and  Boston
              Partners Asset Management, L.P. is filed herewith.


          (11)Investment Advisory Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the

              Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (12)Form of Investment Advisory Agreement (Institutional Liquidity Fund for Credit Unions) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective

              Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

          (13)Form of Investment  Advisory Agreement  (Liquidity Fund for Credit
              Unions (formerly the CU Members' Liquidity Fund)) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (14)Investment Advisory Agreement (n/i Growth Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

          (15)Investment Advisory Agreement (n/i Emerging Growth Fund) between Registrant and Numeric Investors LLC incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

          (16)Investment Advisory Agreement (n/i Small Cap Value Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

          (17)Investment Advisory Agreement (n/i Mid Cap Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

          (18)Amendment  No. 1 to  Investment  Advisory  Agreement  (n/i Mid Cap
              Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

          (19)Amendment No. 1 to Investment Advisory Agreement (n/i Growth Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

          (20)Amendment No. 1 to Investment Advisory Agreement (n/i Small Cap Value Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

          (21)Amendment  No. 2 to  Investment  Advisory  Agreement  (n/i Mid Cap
              Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

          (22)Contractual Fee Waiver Agreement dated December 12, 2003, between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

          (23)Contractual Fee Waiver Agreement (Schneider Small Cap Value Fund) dated November 21, 2005, between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

          (24)Contractual Fee Waiver Agreement (Schneider Value Fund) dated November 21, 2005, between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

          (25)Contractual Fee Waiver Agreement (Bogle Small Cap Growth Fund) dated November 21, 2005, between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

          (26)Investment Advisory Agreement (Robeco WPG Core Bond Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant's Registration Statement (No. 33-20827) filed on August 30, 2005.

          (27)Investment Advisory Agreement (Senbanc Fund) dated August 31, 2005 between Registrant and Hilliard Lyons Research Advisors is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

          (28)Investment Advisory Agreement (Robeco WPG Large Cap Growth Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (29)Investment Advisory Agreement (Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (30)Contractual Fee Waiver Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund) dated April 29, 2005 between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (31)Form of Investment Advisory Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and Bear Stearns Asset Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.


          (32)Interim Investment Advisory and Administration Agreement (Money Market Portfolio) between Registrant and BlackRock Institutional Management Corp. is filed herewith.

          (33)Form of Investment Advisory and Administration Agreement (Money Market Portfolio) between Registrant and BlackRock Institutional Management Corp. is filed herewith.


(e)           Underwriting Contracts.

          (1) Distribution Agreement between Registrant and PFPC Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

          (2) Distribution Agreement Supplement (Boston Partners All-Cap Value Fund - Investor Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (3) Distribution Agreement Supplement (Boston Partners All-Cap Value Fund - Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (4) Distribution Agreement Supplement (Schneider Value Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (5) Form of Distribution Agreement Supplement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (6) Form of Distribution Agreement Supplement (Liquidity Fund for Credit Union Members (formerly CU Members' Liquidity Fund)) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (7) Distribution Agreement Supplement (Senbanc Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (8) Distribution Agreement Supplement (Robeco WPG Core Bond Fund - Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

          (9) Distribution Agreement Supplement (Robeco WPG Large Cap Growth Fund - Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

          (10)Distribution Agreement Supplement (Robeco WPG Tudor Fund - Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

          (11)Distribution Agreement Supplement (Robeco WPG Core Bond Fund - Retirement Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

          (12)Distribution Agreement Supplement (Robeco WPG Core Bond Fund - Investor Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

          (13)Form of Distribution Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

(f)           Bonus or Profit Sharing Contracts.

          (1) Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of October 24, 1990, as amended is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1997.

          (2) Form of Amendment No. 1 to Fund Office Retirement Profit Sharing Plan and Trust Reflecting EGTRRA is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

(g)           Custodian Agreements.

          (1) Custodian Agreement between Registrant and Provident National Bank dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (2) Sub-Custodian Agreement among Chase Manhattan Bank, N.A., the Registrant and Provident National Bank, dated as of July 13, 1992, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (3) Amendment No. 1 to Custodian Agreement dated August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (4) Custodian Contract between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (5) Custody Agreement (n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value) between Registrant and
              Custodial Trust Company is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

          (6) Custodian Agreement Supplement between Registrant and PNC Bank, National Association dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

          (7) Custodian  Agreement  Supplement  (Boston  Partners  Mid Cap Value
              Fund) between Registrant and PNC Bank, National Association is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

          (8) Custodian Agreement Supplement (Boston Partners Bond Fund) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

          (9) Custodian Agreement Supplement (Schneider Small Cap Value Fund) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (10)Custodian Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (11)Custodian Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (12)Custodian Agreement Supplement (n/i Small Cap Value Fund) between Registrant and Custodial Trust Company is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (13)Form of Custodian Agreement Supplement (Boston Partners Fund - formerly Long Short Equity) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

          (14)Custodian Agreement Supplement (Bogle Small Cap Growth Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

          (15)Letter Agreement among Registrant, The Chase Manhattan Bank and PFPC Trust Company, dated as of July 2, 2001, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

          (16) Custodian  Agreement  Supplement  (Boston  Partners All-Cap Value
              Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (17)Custodian Agreement Supplement (Schneider Value Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (18)Form of Custodian Agreement Supplement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

          (19)Form of Custodian Agreement Supplement (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (20)Custodian Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund) between Registrant and Mellon Bank N.A. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

          (21)Custodian Agreement Supplement (Senbanc Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (22)Custodian  Agreement  among  Registrant,  PFPC Trust  Company  and
              Citibank, N.A., dated as of September 13, 2005, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

          (23)Form of Custodian Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

(h)           Other Material Contracts.

           (1)Transfer Agency Agreement (Sansom Street) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (2)Shareholder Servicing Agreement (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (3)Shareholder Servicing Agreement (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (4)Shareholder Services Plan (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (5)Transfer Agency Agreement (Bedford Money Market) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (6)Transfer Agency Agreement and Supplements (Bradford, Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial Processing Corporation dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (7) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company and PFPC Inc. dated February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

          (8) Supplement to Transfer Agency and Service Agreement between Registrant, State Street Bank and Trust Company, Inc. and PFPC dated April 10, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

          (9) Amended and Restated Credit Agreement dated December 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.

          (10)Transfer Agency Agreement Supplement (n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value)) between Registrant and PFPC Inc. dated April 14, 1996 is incorporated herein by reference to Post-Effective Amendment No.34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

          (11)Administration  and Accounting  Services  Agreement (n/i Micro Cap
              Fund) between Registrant and PFPC Inc. dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

          (12)Administration and Accounting Services Agreement (n/i Growth Fund) between Registrant and PFPC Inc. dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

          (13)Administration and Accounting Services Agreement (n/i Mid Cap Fund (formerly Growth & Value)) between Registrant and PFPC Inc. dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

          (14)Transfer Agreement and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed on July 30, 1996.

          (15)Administration and Accounting Services Agreement (Boston Partners Large Cap Value Fund) between Registrant and PFPC Inc. dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

          (16)Transfer Agency Agreement Supplement (Boston Partners Large Cap Value Fund, Institutional Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

          (17)Transfer Agency Agreement Supplement (Boston Partners Large Cap Value Fund - Investor Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

          (18)Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund - Institutional Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

          (19)Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund - Investor Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

          (20)Administration and Accounting Services Agreement (Boston Partners Mid Cap Value Fund) between Registrant and PFPC Inc. dated, May 30, 1997 is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

          (21)Administration and Accounting Services Agreement (Schneider Small Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (22)Transfer Agency  Agreement  Supplement  (Schneider Small Cap Value
              Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (23)Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Institutional Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (24)Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (25)Administration and Accounting Services Agreement (Boston Partners Micro Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (26)Administrative Services Agreement between Registrant and Provident Distributors, Inc. dated as of May 29, 1998 and relating to the n/i family of funds, Schneider Small Cap Value Fund and Institutional Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement (No. 33-20827) filed on June 25, 1998.

          (27)Administrative Services Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional Class) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (28)Administrative and Accounting Services Agreement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (29)Transfer Agency Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (30)Transfer Agency Agreement Supplement (n/i Small Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (31)Administration and Accounting Services Agreement (n/i Small Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (32)Co-Administration Agreement (n/i Small Cap Value Fund) between Registrant and Bear Stearns Funds Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (33)Administrative Services Agreement (n/i Small Cap Value Fund) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (34)Form of Transfer Agency Agreement Supplement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

          (35)Form of Administrative Services Agreement Supplement (Boston Partners Fund (formerly Long-Short Equity) - Institutional Shares) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

          (36)Form of Administration and Accounting Services Agreement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

          (37)Transfer Agency Agreement Supplement (Bogle Small Cap Growth Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

          (38)Administrative Services Agreement (Bogle Small Cap Growth Fund) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

          (39)Non 12b-1 Shareholder Services Plan and Agreement (Bogle Small Cap Growth - Investor Shares) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

          (40)Agreement between E*TRADE Group, Inc., Registrant and Registrant's principal underwriter is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

          (41)Fee Waiver Agreement for n/i numeric investors Funds is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.


          (42)Administration and Accounting Services Agreement (Bogle Small Cap Growth Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

          (43)Solicitation Agreement between n/i numeric Investors and Shareholder Communications Corporation is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

          (44)Administrative Services Assignment Agreement between Registrant and PFPC Distributors, Inc. dated January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.

          (45)Transfer Agency Supplement (Bear Stearns Money Market Family) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

          (46)Form of Transfer Agency Supplement  (Boston Partners All-Cap Value
              Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (47)Form of Administration and Accounting Services Agreement (Boston Partners All-Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

          (48)Administrative Services Agreement Supplement (Boston Partners All-Cap Value Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (49)Transfer Agency Supplement (Schneider Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (50)Form of Administration and Accounting Services Agreement (Schneider Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

          (51)Administrative  Services  Agreement  Supplement  (Schneider  Value
              Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (52)Non-12b-1   Shareholder   Services   Plan  and  Related   Form  of
              Shareholder Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

          (53)Shareholder Servicing Agreement (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (54)Administrative Services Agreement Supplement (Boston Partners Funds - Investor Shares) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective

              Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (55)Form of Administration and Accounting Services Agreement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

          (56)Form of Administrative Services Agreement Supplement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

          (57)Form of Transfer Agency Agreement Supplement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

          (58)Amended and Restated Non-12b-1 Shareholder Services Plan (Numeric Funds) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

          (59)Form of Administration and Accounting Services Agreement (Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (60)Form of Administrative Services Agreement Supplement (Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund)) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (61)Form of Transfer Agency Agreement Supplement (Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity
              Fund)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (62)Amended and Restated Non-12b-1 Shareholder Services Plan (Liquidity Fund for the Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (63)Form of Transfer Agency Agreement Supplement (Customer Identification Program) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

          (64)Regulatory Administration Services Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

          (65)Administration and Accounting Services Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor
              Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (66)Administrative Services Agreement Supplement (Robeco WPG Core Bond
              Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (67)Administrative Services Agreement Supplement (Robeco WPG Large Cap Growth Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (68)Administrative  Services  Agreement  Supplement  (Robeco WPG Tudor
              Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (69)Transfer Agency Agreement Supplement (Robeco WPG Core Bond Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (70)Transfer Agency Agreement  Supplement (Robeco WPG Large Cap Growth
              Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (71)Transfer Agency Agreement Supplement (Robeco WPG Tudor Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (72)Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Core Bond Fund - Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (73)Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Large Cap Growth Fund
              - Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (74)Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Tudor Fund - Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (75)Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Core Bond Fund - Retirement Class) is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

          (76)Administration and Accounting Services Agreement (Senbanc Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (77)Transfer Agency Agreement Supplement (Senbanc Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (78)Administrative Services Agreement Supplement (Senbanc Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (79)Amended Schedule A to Regulatory Administration Services Agreement (Senbanc Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (80)Form of Administration and Accounting Services Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

          (81)Form of Transfer Agency  Agreement  Supplement  (Bear Stearns CUFS
              MLP Mortgage Portfolio) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

          (82)Form of Administration Services Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

          (83)Form of Amended Schedule A to Regulatory Administration Services Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.


          (84)Escrow Agreement (Money Market Portfolio) between Registrant, PFPC Trust Company, and BlackRock Institutional Management Corp. is filed herewith.

          (85)Interim Delegation Agreement (Money Market Portfolio) between Registrant, PFPC Inc., and
              BlackRock Institutional Management Corp. is filed herewith.


(i)       (1) Opinion and Consent of Counsel to be filed by amendment.


(j)       (1) Consent  of  Independent  Registered  Public Accounting Firm to be
              filed by amendment.

(k)           None.

(l)           Initial Capital Agreements.

          (1) Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (2) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

          (3) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

          (4) Subscription Agreement between Registrant and Counsellors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (5) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class FF (n/i Micro Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

          (6) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class GG (n/i Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

          (7) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class HH (n/i Mid Cap Fund (formerly Growth & Value)) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

          (8) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes QQ, RR and SS (Boston Partners Large Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

          (9) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

          (10)Purchase Agreement between Registrant and Boston Partners Asset Management L.P. relating to Classes VV and WW (Boston Partners Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

          (11)Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value
              Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (12)Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (13)Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (14)Purchase Agreement between Registrant and Provident Distributors, Inc. relating to Class MMM (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (15)Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

          (16)Purchase Agreement (Bogle Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

          (17)Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (18)Purchase Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (19)Purchase Agreement (Baker 500 Growth Fund) between Registrant and Baker 500 Corporation is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

          (20)Form of Purchase Agreement (Institutional Liquidity Fund for Credit Unions) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

          (21)Form of Purchase Agreement (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (22)Purchase Agreement (Robeco WPG Core Bond Fund ) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

          (23)Purchase Agreement (Robeco WPG Large Cap Growth Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

          (24)Purchase Agreement (Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

          (25)Purchase Agreement (Senbanc Fund) between Registrant and Hilliard Lyons Research Advisers is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

          (26)Form of Purchase Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and Bear Stearns Asset Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

(m)           Rule 12b-1 Plan.

          (1) Plan of Distribution (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (2)Plan of Distribution (Bedford Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (3)Amendment No. 1 to Plans of Distribution (Classes A through Q) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (4)Plan of Distribution (Zeta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (5)Plan of Distribution (Eta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

           (6)Plan of Distribution (Theta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refilled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

          (7) Plan of Distribution (Boston Partners Large Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

          (8) Plan of Distribution (Boston Partners Mid Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

          (9) Plan of Distribution (Boston Partners Bond Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

          (10)Plan of  Distribution  (Boston  Partners  Small Cap Value  Fund II
              (formerly Micro Cap Value) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement (No. 33-20827) filed on April 10, 1998.

          (11)Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

          (12)Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement (No. 33-20827) filed on November 12, 1998.

          (13)Plan of Distribution (Principal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

          (14)Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

          (15)Plan of  Distribution  pursuant  to Rule  12b-1  (Boston  Partners
              All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

          (16)Plan of Distribution pursuant to Rule 12b-1 (Liquidity Fund for Credit Union Members (formerly the CU Members' Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

          (17)Plan of Distribution pursuant to Rule 12b-1 (Senbanc Fund) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

          (18)Plan of Distribution pursuant to Rule 12b-1 (Robeco Core Bond Fund
              - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

          (19)Agreement between Registrant, Bear, Stearns Securities Corp. and PFPC Distributors, Inc. dated as of November 17, 2005 is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement filed on December 29, 2005.

(n)           Rule 18f-3 Plan.

          (1) Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

(p)           Code of Ethics.

          (1) Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.


          (2) Code of Ethics of Boston Partners Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.


          (3) Code of Ethics of Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

          (4) Code of Ethics of Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

          (5) Code of Ethics of Bogle Investment Management, L.P. incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

          (6) Code of Ethics of PFPC Distributors, Inc is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.


          (7) Code of Ethics of Weiss, Peck & Greer Investments is filed herewith.

          (8) Code of Ethics of J.J.B. Hilliard W.L. Lyons, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.


          (9) Code of Ethics of Bear Stearns Asset Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant's Registration Statement (No. 33-20827) filed on July 18, 2006.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25. INDEMNIFICATION

Sections  1,  2,  3  and  4  of  Article  VIII  of   Registrant's   Articles  of
Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Sections 2 and 3 of the Assumption Agreement between PNC Bank, N.A. ("PNC") and BlackRock Institutional Management Corporation ("BIMC"), dated April 29, 1998 and incorporated herein by reference to exhibit (d)(3), provide for the indemnification of BIMC and PNC against certain losses.

Section 13 of the Investment Advisory Agreements between Registrant and Numeric Investors, LLC ("Numeric"), each dated November 12, 2004 and incorporated herein by reference to exhibits (d)(14), (d)(15), (d)(16) and (d)(17), provides for the indemnification of Numeric against certain losses.


Section 12 of the Investment Advisory Agreements between Registrant and Boston Partners Asset Management, LLC ("Boston Partners"), each dated October 25, 2002 and incorporated herein by reference to exhibits (d)(4), (d)(5), (d)(7), (d)(8), and (d)(10), provides for the indemnification of Boston Partners against certain losses.


Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. ("Bogle"), dated September 15, 1999 and incorporated herein by reference to exhibit (d) (9) provides for the indemnification of Bogle against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference as exhibits (d)(12) and (d)(13) provides for the indemnification of WesCorp Investment Services, LLC against certain losses.

Section 12 of the Investment Advisory Agreements between the Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference as exhibits
(d)(26), (d)(28) and (d)(29) provides for the indemnification of Weiss, Peck & Greer Investments against certain losses.

Section 9 of the Distribution Agreement between Registrant and PFPC Distributors, Inc. ("PFPC"), dated January 2, 2001 and incorporated herein by reference to exhibit (e)(1) provides for the indemnification of PFPC Distributors against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons ("Hilliard") is incorporated herein by reference as exhibit (d)(27) provides for the indemnification of Hilliard against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Bear Stearns Asset Management Inc., ("Bear Stearns") is incorporated herein by reference as exhibit (d)(31) provides for the indemnification of Bear Stearns against certain losses.

    Item 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

                    1. BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION:
                       -----------------------------------------------
                       BlackRock Institutional Management Corporation ("BIMC") is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BIMC's principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BIMC is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:


                       NAME AND POSITION WITH BIMC      OTHER COMPANY                POSITION WITH OTHER COMPANY
                       ---------------------------      -------------                ---------------------------

                       Paul L. Audet                    BlackRock Provident          Treasurer
                       Managing Director and Director   Institutional Funds
                                                        Wilmington, DE

                                                        BlackRock Funds              Treasurer
                                                        Wilmington, DE

                                                        BlackRock Capital            Director
                                                        Management, Inc.
                                                        Wilmington, DE

                                                        BlackRock Advisors, Inc.     Director
                                                        Wilmington, DE

                                                        BlackRock Financial          Director
                                                        Management, Inc.
                                                        New York, NY

                                                        BlackRock (Japan), Inc.      Chief Financial Officer &
                                                        New York, NY                 Managing Director

                                                        BlackRock International,     Chief Financial Officer &
                                                        Ltd.                         Managing Director
                                                        Edinburgh, Scotland

                                                        BlackRock, Inc.              Chief Financial Officer & Managing
                                                        New York, NY                 Director



                       Steven E. Buller                 BlackRock, Inc.              Chief Financial Officer &
                                                        New York, NY                 Managing Director
                       Chief Financial Officer and
                       Managing Director

                       Laurence J. Carolan              BlackRock Capital            Managing Director & Director
                       Managing Director and Director   Management, Inc.
                                                        Wilmington, DE

                                                        BlackRock, Inc.              Managing Director
                                                        New York, NY

                                                        BlackRock Advisors, Inc.     Managing Director & Director
                                                        Wilmington, DE

                       Robert P. Connolly               BlackRock Capital            Managing Director, General
                       Managing Director, General       Management, Inc.             Counsel & Secretary
                       Counsel and Secretary            Wilmington, DE

                                                        BlackRock, Inc.              Managing Director, General
                                                        New York, NY                 Counsel & Secretary

                                                        BlackRock International,     Managing Director, General
                                                        Ltd.                         Counsel & Secretary
                                                        Edinburgh, Scotland

                                                        BlackRock (Japan), Inc.      Managing Director, General
                                                        New York, NY                 Counsel & Secretary

                                                        BlackRock Advisors, Inc.     Managing Director, General
                                                        Wilmington, DE               Counsel & Secretary

                                                        BlackRock Financial          Managing Director, General
                                                        Management, Inc.             Counsel & Secretary
                                                        New York, NY

                                                        BlackRock Investments,       General Counsel & Secretary
                                                        Inc.
                                                        New York, NY

                       Laurence D. Fink                 BlackRock Funds              President  & Trustee
                       Chief Executive Officer          Wilmington, DE

                                                        BlackRock Capital            Chief Executive Officer
                                                        Management, Inc.
                                                        Wilmington, DE

                                                        BlackRock, Inc.              Chairman & CEO
                                                        New York, NY

                                                        BlackRock International,     Chairman & CEO
                                                        Ltd.
                                                        Edinburgh, Scotland

                                                        BlackRock (Japan), Inc.      Chairman & CEO
                                                        New York, NY




                                                        BlackRock Investments,       Chairman & CEO
                                                        Inc.
                                                        New York, NY

                                                        BlackRock Advisors, Inc.     Chief Executive Officer
                                                        Wilmington, DE

                                                        BlackRock Financial          Chairman & CEO
                                                        Management, Inc.
                                                        New York, NY


                                                        BlackRock HPB Management     Director
                                                        LLC
                                                        New York, NY

                       Charles S. Hallac                BlackRock, Inc.              Vice Chairman, BlackRock
                       Vice Chairman                    New York, NY                 Solutions.


                       Robert S. Kapito                 BlackRock Capital            Vice Chairman & Director
                       Vice Chairman and Director       Management, Inc.
                                                        Wilmington, DE

                                                        BlackRock International,     Vice Chairman & Director
                                                        Ltd.
                                                        Edinburgh, Scotland

                                                        BlackRock, Inc.              Vice Chairman
                                                        New York, NY

                                                        BlackRock Advisors, Inc.     Vice Chairman & Director
                                                        Wilmington, DE

                                                        BlackRock (Japan), Inc.      Vice Chairman & Director
                                                        New York, NY

                                                        BlackRock Investments,       Director
                                                        Inc.
                                                        New York, NY

                                                        BlackRock Financial          Vice Chairman & Director
                                                        Management, Inc.
                                                        New York, NY

                       Kevin M. Klingert                BlackRock Capital            Managing Director & Director
                       Managing Director and Director   Management, Inc.
                                                        Wilmington, DE

                                                        BlackRock, Inc.              Managing Director
                                                        New York, NY

                                                        BlackRock Advisors, Inc.     Managing Director & Director
                                                        Wilmington, DE


                                                        BlackRock Financial          Managing Director
                                                        Management, Inc.
                                                        New York, NY

                       John P. Moran                    BlackRock Capital            Managing Director & Director
                       Managing Director, Treasurer     Management, Inc.
                       and Director                     Wilmington, DE

                                                        BlackRock, Inc.              Managing Director
                                                        New York, NY

                                                        BlackRock Advisors, Inc.     Managing Director & Director
                                                        Wilmington, DE

                                                        BlackRock Investments,       President
                                                        Inc.
                                                        New York, NY

                       Barbara G. Novick                BlackRock, Inc.              Vice Charman, Account Management
                       Vice Chairman                    New York, NY                 Group, BlackRock, Inc.

                       Ralph L. Schlosstein             BlackRock Provident          Chairman & President
                       President and Director           Institutional Funds
                                                        Wilmington, DE

                                                        BlackRock Capital            President & Director
                                                        Management, Inc.
                                                        Wilmington, DE

                                                        BlackRock, Inc.              President & Director
                                                        New York, NY

                                                        BlackRock International,     President & Director
                                                        Ltd.
                                                        Edinburgh, Scotland

                                                        BlackRock (Japan), Inc.      President & Director
                                                        New York, NY

                                                        BlackRock Investments,       Director
                                                        Inc.
                                                        New York, NY

                                                        BlackRock Advisors, Inc.     President & Director
                                                        Wilmington, DE

                                                        BlackRock Financial          President & Director
                                                        Management, Inc.
                                                        New York, NY

                                                        BlackRock HPB Management     Director
                                                        LLC
                                                        New York, NY




                       Keith T. Anderson                BlackRock Capital            Managing Director
                       Vice Chairman                    Management, Inc.
                                                        Wilmington, DE

                                                        BlackRock, Inc.              Managing Director
                                                        New York, NY

                                                        BlackRock Advisors, Inc.     Managing Director
                                                        Wilmington, DE

                                                        BlackRock Financial          Managing Director
                                                        Management, Inc.
                                                        New York, NY

                                                        BlackRock International,     Managing Director
                                                        Ltd.
                                                        Edinburgh, Scotland

                                                        BlackRock (Japan), Inc.      Managing Director
                                                        New York, NY

                       Mark G. Steinberg                None.                        None
                       Managing Director and Director

                       Susan L. Wagner                  BlackRock, Inc.              Vice Chairman and Chief Operating
                       Vice Chairman and Chief          New York, NY                 Officer
                       Operating Officer


                    2. NUMERIC INVESTORS LLC:
                       ----------------------

                       The sole business activity of Numeric Investors LLC ("Numeric"), One Memorial Drive, 9th Floor, Cambridge, Massachusetts 02142, is to serve as an investment adviser. Numeric is registered under the Investment Advisers Act of 1940.


                       Information as to the directors and officers of Numeric is as follows:



                       NAME AND POSITION WITH NUMERIC   OTHER COMPANY                POSITION WITH OTHER COMPANY
                       ------------------------------   -------------                ---------------------------
                       P. Andrews McLane                TA Associates                Senior Managing  Director  and
                       Member of the Board of           Boston, MA                   Member of the Executive Committee of Board
                       Directors of Numeric

                       Michael Wilson                   TA Associates                Managing Director
                       Member of the Board of           Boston, MA
                       Directors of Numeric


                       Peter Carman                     Retired                      None
                       Member of the Board of
                       Directors of Numeric




                       Michael Even                     None                         None
                       President and Chief Executive
                       Officer
                       Member of the Board of
                       Directors of Numeric

                       Langdon B. Wheeler               None                         None
                       Chief Investment Officer
                       Chairman of the Board of
                       Directors of Numeric

                       Raymond J. Joumas                None                         None
                       Managing Director and Chief
                       Financial Officer
                       Member of the Board of
                       Directors of Numeric

                       Robert E. Furdak                 None                         None
                       Managing Director

                       Ed Goldfarb                      None                         None
                       Managing Director

                       Arup Datta                       None                         None
                       Managing Director

                       Shanta Puchtler                  None                         None
                       Managing Director


                    3. BOGLE INVESTMENT MANAGEMENT, LP:
                       --------------------------------

                       The sole business activity of Bogle Investment Management, LP ("Bogle"), 2310 Washington Street, Suite 310, Newton Lower Falls, MA 02462, is to serve as an investment adviser. Bogle is registered under the Investment Advisers Act of 1940.


                       The directors and officers have not held any positions with other companies during the last two fiscal years.

                    4. BOSTON PARTNERS ASSET MANAGEMENT, LLC:
                       --------------------------------------

                       The sole business activity of Boston Partners Asset Management, LLC ("BPAM"), 28 State Street, 21st Floor, Boston, Massachusetts 02109, is to serve as an investment adviser. BPAM is registered under the Investment Advisers Act of 1940.

                       BPAM is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of Boston is as follows:



                       NAME AND POSITION WITH BPAM      OTHER COMPANY                POSITION WITH OTHER COMPANY
                       ---------------------------      -------------                ---------------------------
                       William J. Kelly                 Robeco USA, LLC              Chief Executive Officer
                       Chief Executive Officer

                                                        Robeco USA, Inc.             Chief Executive Officer

                       Mary Ann Iudice                  Robeco USA, LLC              Chief Compliance Officer
                       Chief Compliance Officer

                                                        Robeco USA, Inc.             Chief Compliance Officer

                                                        Robeco Investment Asset      Chief Compliance Officer
                                                        Management, US

                                                        Robeco Sage Capital          Chief Compliance Officer
                                                        Management


                    5. SCHNEIDER CAPITAL MANAGEMENT COMPANY:
                       -------------------------------------

                       The sole business activity of Schneider Capital Management Company ("Schneider"), 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is to serve as an investment adviser. Schneider is registered under the Investment Advisers Act of 1940.

                       Information as to the directors and officers of Schneider is as follows:


                       NAME AND POSITION WITH           OTHER COMPANY                POSITION WITH OTHER COMPANY
                       ----------------------           -------------                ---------------------------
                       SCHNEIDER
                       ---------

                       Arnold C. Schneider, III         Turnbridge Management        President
                       President and Chief Investment   Partners Corp.
                       Officer

                       Steven J. Fellin                 Turnbridge Management        Vice President
                       Sr. Vice President and Chief     Partners Corp.
                       Financial Officer


                    6. WESCORP INVESTMENT SERVICES, LLC:
                       ---------------------------------

                       The sole business activity of WesCorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 ("WesCorp"), is to serve as an investment adviser. WesCorp is registered under the Investment Advisers Act of 1940.

                       The directors and officers have not held any positions with other companies during the last two fiscal years.

                    7. WEISS, PECK & GREER INVESTMENTS:
                       --------------------------------

                       The sole business activity of Weiss, Peck & Greer Investments ("WPG"), 909 Third Avenue, New York, NY 10022, is to serve as an investment adviser. WPG is registered under the Investment Advisers Act of 1940.

                       Information as to the directors and officers of WPG is as follows:


                       NAME AND POSITION
                       -----------------
                       WITH WPG                 OTHER COMPANY                    POSITION WITH OTHER COMPANY
                       --------                 -------------                    ---------------------------


                       William J. Kelly         Robeco USA, Inc.                 Chief Executive Officer
                       Chief Executive Officer
                                                Boston Partners Asset            Chief Executive Officer
                                                Management, LLC


                       Roland Toppen            Robeco USA, LLC                  Treasurer and Chief Financial Officer
                       Chief Financial Officer

                                                Robeco Investment Asset          Director
                                                Management, US

                       Michael Anthony Jones    Robeco USA, Inc.                 President
                       President

                       Daniel Swigart           Robeco USA, Inc.                 President and Chief Investment Officer
                       Vandivort
                       President and Chief
                       Investment Officer

                       William George Butterly  Robeco USA, Inc.                 Secretary and General Counsel
                       General Counsel

                       Mary Ann Iudice          Robeco USA, LLC                  Chief Compliance Officer
                       Chief Compliance
                       Officer

                                                Boston Partners Asset            Chief Compliance Officer
                                                Management, LLC

                                                Robeco Investment Asset          Chief Compliance Officer
                                                Management, US

                                                Robeco Sage Capital Management   Chief Compliance Officer



                    8. HILLIARD LYONS RESEARCH ADVISORS:
                       ---------------------------------

                       Hilliard Lyons Research Advisors is located at 501 South Fourth Street, Louisville, Kentucky 40202. Hilliard Lyons Research Advisors is a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard"). Hilliard is registered under the Investment Advisers Act of 1940 and is also a registered broker-dealer. Hilliard is wholly-owned by The PNC Financial Services Group, Inc.

                       Information as to the directors and officers of Hilliard is as follows:


                       NAME AND POSITION WITH   OTHER COMPANY                    POSITION WITH OTHER COMPANY
                       HILLIARD

                       James M. Rogers                  None                         None
                       Executive Vice
                       President, Chief
                       Operating Officer and
                       Director

                       James R. Allen                   None                         None
                       President, Chief
                       Executive Officer and
                       Director

                       Paul J. Moretti                  None                         None
                       Executive Vice
                       President and Chief
                       Financial Officer

                       William S. Demchak               PNC Financial Services       Vice Chairman
                       Director                         Group, Inc.

                                                        Blue Mountain Credit         Director
                                                        Alternatives, Ltd

                                                        Blackrock, Inc.              Director

                       Joseph C. Guyaux                 PNC Financial Services       President
                       Director                         Group, Inc.

                                                        Duquesne Light Holdings,     Director
                                                        Inc.

                                                        Private Export Funding       Director
                                                        Corp.

                                                        Highmark, Inc.               Director

                       Joan L. Gulley                   PNC Financial Services       Executive Vice President
                       Director                         Group, Inc.


                       John R. Bugh                     None                         None
                       Executive Vice
                       President




                       Carmella Miller                  None                         None
                       Executive Vice
                       President, Chief
                       Administrative Officer
                       and Director

                    9. BEAR STEARNS ASSET MANAGEMENT INC.
                       ----------------------------------

                       Bear Stearns Asset Management Inc. ("BSAM") serves as the investment adviser to the Bear Stearns CUFS MLP Mortgage Portfolio. BSAM is located at 383 Madison Avenue, New York, New York 10179. BSAM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BSAM's Form ADV is available on the SEC's website.

                       Information as to the directors and officers of BSAM is as follows:


                       NAME AND POSITION WITH BSAM      OTHER COMPANY                POSITION WITH OTHER COMPANY
                       ---------------------------      -------------                ---------------------------
                       Richard A. Marin,                Beehive Ventures, LLC        Director/Manager/General Partner
                       Director/Chairman of the         Big Red Venture Fund         Director
                       Board/Chief Executive            Cayuga MBA Fund              Director/Investor
                       Officer/President/Senior         eMarketer, Inc.              Director
                       Managing Director                Network Storage Solutions    Director
                                                        Restricted Stock             Director
                                                        Solutions, Inc.
                                                        Touch Pak, Inc.              Director

                       John W. Geissinger,              None                         None
                       Director/Chief Investment
                       Officer/Senior Managing
                       Director

                       Rajan Govindan, Director/Chief   None                         None
                       Operating Officer/Senior
                       Managing Director

                       Barbara A. Keller,               Compliance Science, Inc.     Director
                       Secretary/Chief Compliance
                       Officer

                       Mary Kay Scucci, Chief           None                         None
                       Financial Officer

                       Laurence S. Godin, Executive     None                         None
                       Vice President/General
                       Counsel/Senior Managing
                       Director

ITEM 27.  PRINCIPAL UNDERWRITER
          ---------------------

     (a) PFPC Distributors, Inc. ("the Distributor") is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. As of October 9, 2006, the Distributor acted as principal underwriter for the following investment companies:

                           AFBA 5 Star Funds, Inc.
                           Atlantic Whitehall Funds Trust
                           CRM Mutual Fund Trust
                           E.I.I. International Property Fund
                           E.I.I. Realty Securities
                           GuideStone Funds
                           Highland Floating Rate Fund
                           Highland Floating Rate Advantage Fund
                           Kalmar Pooled Investment Trust
                           Matthews Asian Funds
                           Metropolitan West Funds
                           New Alternatives Fund
                           Old Westbury Funds
                           The RBB Fund, Inc.
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend REIT Shares, Inc.
                           The Stratton Funds, Inc.
                           Van Wagoner Funds
                           Wilshire Mutual Funds, Inc.
                           Wilshire Variable Insurance Trust



          Distributed  by  ABN  AMRO  Distribution   Services  (USA),   Inc.,  a
          wholly-owned subsidiary of PFPC Distributors, Inc.:

                           ABN AMRO Funds


          Distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                           BlackRock Funds
                           BlackRock Bond Allocation Target Shares
                           BlackRock Liquidity Funds
                           International Dollar Reserve Fund I, Ltd.




          Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                           MGI Funds

          Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds
                           Northern Institutional Funds


     (b) The Distributor is a Massachusetts corporation located at 301 Bellevue Parkway, Wilmington, DE 19809. The Distributor is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

          The following is a list of the directors and executive officers of the
          Distributor:

              NAME                          POSITION(S) WITH DISTRIBUTOR
              ----                          ----------------------------

              Brian Burns                   Chairman; Director;
                                            President; Chief Executive Officer

              Michael Denofrio              Director

              Nicholas Marsini              Director

              Rita G. Adler                 Chief Compliance Officer

              John Munera                   Anti-Money Laundering Officer

              Christine P. Ritch            Chief Legal Officer;
                                            Assistant Secretary; Assistant Clerk

              Bradley A. Stearns            Secretary; Clerk

              Julie Bartos                  Assistant Secretary; Assistant Clerk

              Amy Brennan                   Assistant Secretary; Assistant Clerk

              Craig Stokarski               Treasurer; Chief Financial Officer;
                                            Financial & Operations Principal

              Maria Schaffer                Assistant Treasurer; Controller

              Bruno Di Stefano              Vice President

              Susan K. Moscaritolo          Vice President



Item 28. LOCATION OF ACCOUNTS AND RECORDS

(1) PFPC Trust Company (assignee under custodian agreement), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (records relating to its functions as sub-adviser and custodian).

(2) PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406. (records relating to its functions as distributor).

(3) BlackRock Institutional Management Corporation, Bellevue Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).


(4) PFPC Inc., Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).


(5) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

(6) Numeric Investors LLC, 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

(7)  Boston  Partners  Asset  Management,   L.L.C.,  28  State  Street,  Boston,
     Massachusetts 02111 (records relating to its function as investment adviser).

(8) Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(9) Bogle Investment Management, L.P., 57 River Street, Suite 206, Wellesley, Massachusetts 02481 (records relating to its function as investment adviser).

(10) Bear Stearns & Co. Inc., Funds Management Department, 383 Madison Avenue, New York, New York 10179 (records relating to its function as co-administrator for investment portfolios advised by Numeric Investors,
     LLC)

(11) WesCorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 (records relating to its function as investment adviser).

(12) Weiss, Peck & Greer Investments, 909 Third Avenue, New York, New York 10022 (records relating to its function as investment adviser).

(13) Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons, Inc., 501 South 4th Street, Louisville, Kentucky 40202 (records relating to its function as investment adviser).

(14) Bear Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179 (records relating to its function as investment adviser).

Item 29. MANAGEMENT SERVICES

         None.

Item 30. UNDERTAKINGS

(a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 105 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware on the 30th day of October, 2006.



                                                        THE RBB FUND, INC.


                                                        BY: /s/ EDWARD J. ROACH
                                                            -------------------

                                                        Edward J. Roach
                                                        President and Treasurer


Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                   TITLE                                   DATE
---------                                   -----                                   ----

                                            President (Principal Executive Officer) and
/s/ EDWARD J. ROACH                         Treasurer (Principal Financial and Accounting
-------------------                         Officer)                                                October 30, 2006
Edward J. Roach

*J. RICHARD CARNALL                         Director                                                October 30, 2006
------------------
J. Richard Carnall

*FRANCIS J. MCKAY                           Director                                                October 30, 2006
-----------------
Francis J. McKay

*MARVIN E. STERNBERG                        Director                                                October 30, 2006
--------------------
Marvin E. Sternberg

*JULIAN A. BRODSKY                          Director                                                October 30, 2006
------------------
Julian A. Brodsky

*ARNOLD M. REICHMAN                         Director                                                October 30, 2006
-------------------
Arnold M. Reichman

*ROBERT SABLOWSKY                           Director                                                October 30, 2006
-----------------
Robert Sablowsky

*ROBERT STRANIERE                           Director                                                October 30, 2006
-----------------
Robert Straniere

*NICHOLAS A. GIORDANO                       Director                                                October 30, 2006
---------------------
Nicholas A. Giordano

*MARK A. SARGENT                            Director                                                October 30, 2006
----------------
Mark A. Sargent

*BY: /s/ EDWARD J. ROACH                                                                            October 30, 2006
-------------------------
Edward J. Roach
Attorney-in-Fact



                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned,  Francis
J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.





DATED:            November 9, 2000



                  /s/ Francis J. Mckay
                  --------------------
                  Francis J. McKay

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


                  Know All Men by These Presents,  that the undersigned,  Marvin
E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.





DATED:            November 9, 2000



                  /s/ Marvin E. Sternberg
                  -----------------------
                  Marvin E. Sternberg

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.





DATED:            November 9, 2000



                  /s/ Julian Brodsky
                  ------------------
                  Julian Brodsky

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.





DATED:           November 9, 2000



                  /s/ Arnold Reichman
                  -------------------
                  Arnold Reichman

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.





DATED:            November 9, 2000



                  /s/ Robert Sablowsky
                  --------------------
                  Robert Sablowsky

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.





DATED:            September 10, 2002



                  /s/ J. Richard Carnall
                  ----------------------
                  J. Richard Carnall

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert Straniere, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.





DATED:            June 8, 2006



                  /s/ Robert Straniere
                  --------------------
                  Robert Straniere

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Mark A. Sargent, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.





DATED:            September 21, 2006



                  /s/ Mark A. Sargent
                  -------------------
                  Mark A. Sargent

                               THE RBB FUND, INC.
                                 (the "Company")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Nicholas
A. Giordano, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.





DATED:            September 21, 2006



                  /s/ Nicholas A. Giordano
                  ------------------------
                  Nicholas A. Giordano

EXHIBIT INDEX
-------------


The following Exhibits are filed as part of this Registration Statement.

EXHIBIT  DESCRIPTION

(d)(4)     Investment Advisory Agreement (Boston Partners Large Cap Value Fund)

(d)(10)    Investment Advisory Agreement (Boston Partners All-Cap Value Fund)

(d)(32) Interim Investment Advisory and Administration Agreement (Money Market Portfolio)

(d)(33) Form of Investment Advisory and Administration Agreement (Money Market Portfolio)

(h)(84)    Escrow Agreement (Money Market Portfolio)

(h)(85)    Interim Delegation Agreement (Money Market Portfolio)

(p)(7)     Code of Ethics of Weiss, Peck & Greer Investments